Exhibit 4.1

                                                                 Execution Copy


                     MELLON RESIDENTIAL FUNDING CORPORATION,

                                    Depositor

                             MELLON MORTGAGE COMPANY

                                       and

                   BEAR STEARNS MORTGAGE CAPITAL CORPORATION,

                                     Sellers

                             MELLON MORTGAGE COMPANY

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                Master Servicers

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,

                                     Trustee

                       -----------------------------------


                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 1998

                       ----------------------------------

                MORTGAGE PASS-THROUGH CERTIFICATES, Series 1998-2

                                TABLE OF CONTENTS

                                                                          Page

                                    ARTICLE I
DEFINITIONS..................................................................8

                                   ARTICLE II
CONVEYANCE OF MORTGAGE LOANS;...............................................35

  SECTION 2.01.  Conveyance of Mortgage Loans...............................35
  SECTION 2.02.  Acceptance by Trustee of the Mortgage Loans................38
  SECTION 2.03.  Representations, Warranties and Covenants of the Seller
                   and  Master Servicer.....................................40
  SECTION 2.04.  Representations and Warranties of the Depositor as to the
                   Mortgage Loans...........................................42
  SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                   Substitutions............................................42
  SECTION 2.06.  Execution and Delivery of Certificates.....................42
  SECTION 2.07.  REMIC Matters..............................................43

                                   ARTICLE III
ADMINISTRATION AND SERVICING................................................45

  SECTION 3.01.  Master Servicer to Service Mortgage Loans..................45
  SECTION 3.02.  Subservicing; Enforcement of the Obligations of Servicers..46
  SECTION 3.03.  Rights of the Depositor and the Trustee in Respect of the
                   Master Servicer..........................................46
  SECTION 3.04.  Trustee to Act as Master Servicer..........................47
  SECTION 3.05.  Collection of Mortgage Loan Payments; Certificate Account;
                 Distribution Account.......................................47
  SECTION 3.06.  Collection of Taxes, Assessments and Similar Items; Escrow
                 Accounts...................................................50
  SECTION 3.07.  Access to Certain Documentation and Information Regarding
                 the Mortgage Loans.........................................50
  SECTION 3.08.  Permitted Withdrawals from the Certificate Account and
                 Distribution Account.......................................51
  SECTION 3.09.  Maintenance of Hazard Insurance; Maintenance of Primary
                 Insurance Policies.........................................53
  SECTION 3.10.  Enforcement of Due-on-Sale Clauses; Assumption
                 Agreements.................................................54
  SECTION 3.11.  Realization Upon Defaulted Mortgage Loans; Repurchase of
                 Certain Mortgage Loans.....................................55
  SECTION 3.12.  Trustee to Cooperate; Release of Mortgage Files............58
  SECTION 3.13.  Documents Records and Funds in Possession of Master
                 Servicer to be Held for the Trustee........................59
  SECTION 3.14.  Servicing Compensation.....................................59
  SECTION 3.15.  Access to Certain Documentation............................59
  SECTION 3.16.  Annual Statement as to Compliance..........................60
  SECTION 3.17.  Annual Independent Public Accountants' Servicing
                 Statement; Financial Statements............................60
  SECTION 3.18.  Errors and Omissions Insurance; Fidelity Bonds.............61

                                   ARTICLE IV

DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER...........................61

  SECTION 4.01.  Advances...................................................61
  SECTION 4.02.  Priorities of Distribution.................................61
  SECTION 4.03.  Allocation of Realized Losses..............................67
  SECTION 4.04.  Monthly Statements to Certificateholders...................68
  SECTION 4.05.  Determination of Pass-Through Rates for COFI Certificates..70
  SECTION 4.06.  Determination of Pass-Through Rates for LIBOR Certificates.72

                                    ARTICLE V
THE CERTIFICATES............................................................73

  SECTION 5.01.  The Certificates...........................................73
  SECTION 5.02.  Certificate Register; Registration of Transfer and Exchange
                 of Certificates............................................74
  SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates..........78
  SECTION 5.04.  Persons Deemed Owners......................................78
  SECTION 5.05.  Access to List of Certificateholders' Names and Addresses..78
  SECTION 5.06.  Maintenance of Office or Agency............................79

                                   ARTICLE VI
THE DEPOSITOR AND THE MASTER SERVICER.......................................79

  SECTION 6.01.  Respective Liabilities of the Depositor and the Master
                 Servicer...................................................79
  SECTION 6.02.  Merger or Consolidation of the Depositor or the Master
                 Servicer...................................................79
  SECTION 6.03.  Limitation on Liability of the Depositor, the Seller,
                 the Master  Servicer and Others............................80
  SECTION 6.04.  Limitation on Resignation of Master Servicer80

                                   ARTICLE VII
DEFAULT.....................................................................81

   SECTION 7.01. Events of Default..........................................81
   SECTION 7.02. Trustee to Act; Appointment of Successor...................82
   SECTION 7.03. Notification to Certificateholders.........................83

                                  ARTICLE VIII
CONCERNING THE TRUSTEE......................................................84

   SECTION 8.01. Duties of Trustee..........................................84
   SECTION 8.02. Certain Matters Affecting the Trustee......................85
   SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans......86
   SECTION 8.04. Trustee May Own Certificates...............................86
   SECTION 8.05. Trustee's Fees and Expenses................................86
   SECTION 8.06. Eligibility Requirements for Trustee.......................87
   SECTION 8.07. Resignation and Removal of Trustee.........................87
   SECTION 8.08. Successor Trustee..........................................88
   SECTION 8.09. Merger or Consolidation of Trustee.........................88
   SECTION 8.10. Appointment of Co-Trustee or Separate Trustee..............88
   SECTION 8.11. Tax Matters................................................90
   SECTION 8.12. Periodic Filings...........................................91

                                   ARTICLE IX
TERMINATION.................................................................92

   SECTION 9.01. Termination upon Liquidation or Purchase of all Mortgage
                 Loans......................................................92
   SECTION 9.02. Final Distribution on the Certificates.....................92
   SECTION 9.03. Additional Termination Requirements........................93

                                    ARTICLE X
MISCELLANEOUS PROVISIONS....................................................94

   SECTION 10.01. Amendment.................................................94
   SECTION 10.02. Recordation of Agreement; Counterparts....................95
   SECTION 10.03. Governing Law.............................................95
   SECTION 10.04. Intention of Parties......................................96
   SECTION 10.05. Notices...................................................96
   SECTION 10.06. Severability of Provisions................................97
   SECTION 10.07. Assignment................................................97
   SECTION 10.08. Limitation on Rights of Certificateholders................97
   SECTION 10.09. Inspection and Audit......................................98
   SECTION 10.10. Certificates Nonassessable and Fully Paid.................98

   Exhibit A:     Form of Senior Certificate (excluding Notional Amount
                  Certificates)............................................A-1
   Exhibit B:     Form of Subordinated Certificate.........................B-1
   Exhibit C:     Form of Class A-R Certificate............................C-1
   Exhibit D:     Form of Notional Amount Certificate......................D-1
   Exhibit E:     Form of Reverse of Certificates..........................E-1
   Exhibit F:     [Reserved]...............................................F-1
   Exhibit G:     Form of Initial Certificates.............................G-1
   Exhibit H:     Form of Final Certification of Trustee...................H-1
   Exhibit I:     Transfer Affidavit.......................................I-1
   Exhibit J-1:   Form of Transferor Certificate (Private Certificates)....J-1
   Exhibit J-2:   Form of Transferor Certificate (Class A-R)...............J-2
   Exhibit K:     Form of Investment Letter [Non-Rule 144A]................K-1
   Exhibit L:     Form of Rule 144A Letter.................................L-1
   Exhibit M:     Request for Release (for Trustee)........................M-1
   Exhibit N:     Request for Release (Mortgage Loan) Paid in Full,
                  Repurchased and Replaced)................................N-1
   Exhibit O:     [Reserved]...............................................O-1

                                    SCHEDULES

   Schedule I:    Mortgage Loan Schedule.................................S-I-1
   Schedule II:   Representations and Warranties of the Seller/Master
                  Servicer..............................................S-II-1
   Schedule III:  Representations and Warranties as to the Mortgage
                  Loans................................................S-III-1
   Schedule IV:   [Reserved]............................................S-IV-1
   Schedule V:    Form of Monthly Master Servicer Report.................S-V-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of May 1, 1998, among MELLON RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, as depositor (the "Depositor"), MELLON MORTGAGE COMPANY, a Colorado corporation, as a seller (in such capacity, a "Seller"), BEAR STEARNS MORTGAGE CAPITAL CORPORATION, a Delaware corporation ("BSMCC"), as a seller (in such capacity, a "Seller"), MELLON MORTGAGE COMPANY, as a master servicer (in such capacity, "MMC" or a "Master Servicer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest") a national banking association organized under the laws of the United States, as a master servicer (in such capacity, "Norwest" or a "Master Servicer"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association organized under the laws of the United States, as trustee (the "Trustee").

                                 WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                              PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of REMIC I and REMIC II. REMIC I will be evidenced by the REMIC I Regular Interests which shall be uncertificated and held by the Trustee and the R-1 Interest. REMIC II will be evidenced by the Regular Certificates and the R-2 Interest. The REMIC I Regular Interests and the Regular Certificates will evidence the "regular interests" in REMIC I and REMIC II, respectively, and R-1 and the R-2 Interest will evidence the sole "residual interest" in REMIC I and REMIC II, respectively, and the Class A-R Certificates will evidence both of the R-1 Interest and the R-2 Interest. .

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


================================================================================================================================
                                                                                                               Integral
                          Initial Class                                                                        Multiples
                           Certificate                 Pass-Through                          Minimum          in Excess of
                             Balance                       Rate                             Denomination        Minimum
--------------------------------------------------------------------------------------------------------------------------------
Class A-1                 $19,292,000                       6.2000%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-2                 $15,746,310                       5.6524%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-3                 $33,210,000                       6.3000%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-4                 $29,049,000                       6.3500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-5                 $22,015,000                       6.4000%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-6                 $10,301,000                       6.6000%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-7                          (1)                          (1)                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-8                 $52,000,000                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-9                  $4,083,195                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-10               $114,002,575                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-11                         (1)                          (1)                          $100,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-12                         (1)                          (1)                          $100,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-13                $12,235,000                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-14                $46,825,867                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class X-1                          (2)                          (3)                           $25,000(4)
                                                                                               $1,000(4)
--------------------------------------------------------------------------------------------------------------------------------
Class X-2                          (2)                          (5)                           $25,000(4)        $1,000(4)
--------------------------------------------------------------------------------------------------------------------------------
Class PO-2                   $277,109                           (6)                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class A-R                        $100                       6.7500%                              $100             N/A
--------------------------------------------------------------------------------------------------------------------------------
Class B-1                  $8,128,314                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class B-2                  $5,224,073                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class B-3                  $2,097,629                       6.7500%                           $25,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class B-4                  $1,573,222                       6.7500%                          $100,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class B-5                  $1,048,814                       6.7500%                          $100,000           $1,000
--------------------------------------------------------------------------------------------------------------------------------
Class B-6                  $1,573,224                       6.7500%                          $100,000           $1,000
================================================================================================================================

---------------------

(1) Component Certificates with the designations, Component Balances and Component Notional Amounts and Pass-Through Rates set forth below.

(2) The Class X-1 and Class X-2 Certificates will be Notional Amount Classes, will have no principal balances and will accrue interest on their respective Notional Amounts (initially $475,469,201 and $48,938,156, respectively).

(3) The Pass-Through Rate for any Distribution Date will equal the product of (i) 69.50% and (ii) the excess, if any, of (a) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans in Loan Group One over (b) 6.75% per annum. The Pass-Through Rate for the first Distribution Date is 0.3484% per annum.

(4)       Minimum Denomination is based on Notional Amount.

(5) The Pass-Through Rate for any Distribution Date will equal the excess, if any, of (a) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans in Loan Group Two over (b) 6.75% per annum. The Pass-Through Rate for the first Distribution Date is 0.2301% per annum.

(6)       This Class will not bear interest.


Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed
Certificates..............................   None.

Accrual Classes...........................   Class A-13 Certificates and Class
                                             A-11-1, Class A-11-2, Class A-12-1
                                             and Class A-12-2 Components.

Book-Entry Certificates...................   All Classes of Certificates other
                                             than the Physical Certificates.

Component Certificates....................   Class A-7, Class A-11 and Class
                                             A-12 Certificates.

Components................................   For purposes of calculating
                                             distributions, the Component
                                             Certificates will be comprised of
                                             multiple payment components having
                                             the designations, Initial Component
                                             Balances or Component Notional
                                             Amounts and Pass-Through Rates set
                                             forth below:

                                   INITIAL COMPONENT
                                  BALANCE OR NOTIONAL
           DESIGNATION                  AMOUNT                PASS-THROUGH RATE
           -----------            --------------------        -----------------

              A-7-1                   $18,819,690.00               6.7500%

              A-7-2                    $6,273,230.00               6.7500%

              A-11-1                  $39,518,072.23               6.7500%

              A-11-2                  $30,590,843.33               6.7500%

              A-11-3                  $9,097,095.89(1)             6.7500%

              A-11-4                  $45,828,356.56               6.7500%

              A-11-5                 $475,469,201.00(1)              (2)

              A-11-6                     $313,549.88                 (4)

              A-12-1                   $1,481,927.77               6.7500%

              A-12-2                   $1,147,156.67               6.7500%

              A-12-3                     $341,141.11(1)            6.7500%

              A-12-4                   $1,718,563.44               6.7500%

              A-12-5                 $475,469,201.00(1)               (3)

              A-12-6                      $11,758.12                  (4)

---------------------

(1)       Component Notional Amount..

(2) The Pass-Through Rate for any Distribution Date will be equal to the product of (i) 29.40% and (ii) the excess, if any, of (a) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans in Loan Group One over (b) 6.75% per annum. The Pass-Through Rate for the first Distribution Date is 0.1474% per annum.

(3) The Pass-Through Rate for any Distribution Date will be equal to the product of (i) 1.10% and (ii) the weighted average of the excess, if any, of (a) the Adjusted Net Mortgage Rates of the Mortgage Loans in Loan Group One over (b) 6.75% per annum. The Pass-Through Rate for the first Distribution Date is 0.0005% per annum.

(4) This Component will be a Principal Only Class and will not bear interest.

Delay Certificates........................   All interest-bearing Classes of
                                             Certificates other than the
                                             Non-Delay Certificates, if any.

ERISA-Restricted
Certificates..............................   Class A-12 Certificates, Residual
                                             Certificates and Subordinated
                                             Certificates.

Floating Rate
Certificates..............................   None.

Inverse Floating Rate
Certificates..............................   None.

COFI Certificates.........................   None.

LIBOR Certificates........................   None.

Non-Delay Certificates....................   None.

Notional Amount
Classes...................................   Class X-1 and Class X-2
                                             Certificates and Class A-11-3,
                                             Class A- 11-5, Class A-12-3 and
                                             Class A-12-5 Components.

Offered Certificates......................   All Classes of Certificates other
                                             than the Private Certificates.

Physical Certificates.....................   The Private and Residual
                                             Certificates.

Planned Principal
Classes...................................   Class A-1, Class A-2, Class A-3,
                                             Class A-4, Class A-5 and Class A-6
                                             Certificates and Class A-7-1
                                             Component.

Primary Planned
Principal Classes.........................   None.

Principal Only
Classes...................................   Class PO-2 Certificates and Class
                                             A-11-6 and Class A-12-6
                                             Components..

Private Certificates......................   Class A-11, Class A-12, Class B-4,
                                             Class B-5 and Class B-6
                                             Certificates.

Rating Agencies...........................   S&P and  Fitch.

Regular Certificates......................   All Classes of Certificates (but
                                             in the case of the Class A-11 and
                                             Class A-12 Certificates, each of
                                             the Components thereof (other than
                                             the Class A-11-3 and Class A-12-3
                                             Components), and in the case of the
                                             Class A-11-3 and Class A-12-3
                                             Components, each of the Separate
                                             REMIC Subcomponents thereof), other
                                             than (i) the Residual Certificates
                                             and (ii) the Class A-11 and Class
                                             A-12 Certificates, and each
                                             Separate REMIC Subcomponent and
                                             each Component of the Class A-11
                                             and Class A-12 Certificates, other
                                             than the Class A-11-3 and Class
                                             A-12-3 Components.

Residual Certificates.....................   Class A-R Certificates.

Scheduled Principal
Classes...................................   None.

Secondary Planned
Principal Class...........................   None.

Senior Certificates. .....................   Class A-1, Class A-2, Class A-3,
                                             Class A-4, Class A-5, Class A- 6,
                                             Class A-7, Class A-8, Class A-9,
                                             Class A-10, Class A-11, Class A-12,
                                             Class A-13, Class A-14, Class X-1,
                                             Class X-2, Class PO-2 and Class A-R
                                             Certificates.

Subordinated
Certificates..............................   Class B-1, Class B-2, Class B-3,
                                             Class B-4, Class B-5 and Class B-6
                                             Certificates.

Support Class.............................   Class A-13 Certificates.

Targeted Principal
Classes...................................   Class A-8, Class A-9 and Class A-10
                                             Certificates and Class A-7-2, Class
                                             A-11-1, Class A-11-2, Class A-12-1
                                             and Class A-12-2 Components.

          With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                    ARTICLE I

                                   DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          ACCRETION DIRECTED CERTIFICATES: As specified in the Preliminary Statement.

          ACCRUAL AMOUNT: With respect to any Accrual Class and any Distribution Date prior to the Accrual Termination Date, the amount allocable to interest on each such Accrual Class with respect to such Distribution Date pursuant to
Section 4.02(a)(1)(ii).

          ACCRUAL CERTIFICATES: As specified in the Preliminary Statement under the definition Accrual Classes .

          ACCRUAL TERMINATION DATE: The Senior Credit Support Depletion Date.

          ADJUSTED MORTGAGE RATE: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Servicing Fee.

          ADJUSTED NET MORTGAGE RATE: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Rate. For purposes of determining whether any Substitute Mortgage Loan is a Discount Mortgage Loan or a Non-Discount Mortgage Loan and for purposes of calculating the applicable PO Percentage and applicable Non-PO Percentage, each Substitute Mortgage Loan shall be deemed to have an Adjusted Net Mortgage Rate equal to the Adjusted Net Mortgage Rate of the Deleted Mortgage Loan for which it is substituted.

          ADVANCE: As to a Loan Group, the payment required to be made by the applicable Servicer with respect to any Distribution Date pursuant to Section
4.01 or the applicable Servicing Agreement, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the related Sub-Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans in such Loan Group that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the applicable Servicer has determined would constitute a Nonrecoverable Advance if advanced.

          AGREEMENT: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          ALLOCABLE SHARE: As to any Distribution Date and any Mortgage Loan (i) with respect to the Class X-1 or Class X-2 Certificates or the Class A-11-5 or Class A-12-5 Component, (a) the ratio that (x) the excess, if any, of the Adjusted Net Mortgage Rate with respect to such Mortgage Loan over the Required Coupon bears to (y) such Adjusted Net Mortgage Rate or (b) if the Adjusted Net Mortgage Rate with respect to such Mortgage Loan does not exceed the Required Coupon, zero, (ii) with respect to any Principal Only Class, zero and (iii) with respect to each other Class of Certificates the product of (a) the lesser of (I) the ratio that the Required Coupon bears to such Adjusted Net Mortgage Rate and
(II) one, multiplied by (b) the ratio that the amount calculated with respect to such Distribution Date for such Class pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) or in the case of the Subordinated Certificates prior to a Senior Termination Date, the Assumed Interest Amount, bears to the amount calculated with respect to such Distribution Date for each Class of Certificates pursuant to clause (i) of the definition of Class Optimal Interest Distribution Amount (without giving effect to any reduction of such amount pursuant to Section 4.02(d)) or in the case of the Subordinated Certificates prior to a Senior Termination Date, the Assumed Interest Amount.

          AMOUNT AVAILABLE FOR SENIOR PRINCIPAL: As to any Distribution Date and
(a) Loan Group One, the sum of (i) Available Funds for such Distribution Date and Loan Group and (ii) Remaining Available Funds for Loan Group Two for such Distribution Date, reduced by the aggregate amount distributable (or allocable to the Accrual Amount, if applicable) on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(1)(i) or
(b) Loan Group Two, the sum of (i) Available Funds for such Distribution Date and Loan Group and (ii) Remaining Available Funds for Loan Group One, for such Distribution Date, reduced by the aggregate amount distributable on such Distribution Date in respect of interest on the related Senior Certificates pursuant to Section 4.02(a)(2)(i).

          AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date and Mortgage Loans in a Loan Group, the aggregate amount held in the related Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received in the month of such Distribution Date relating to such Loan Group and (ii) all Scheduled Payments due after the related Due Date relating to such Loan Group.

          APPLICABLE CREDIT SUPPORT PERCENTAGE: As defined in Section 4.02(e).

          APPRAISED VALUE: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan ,the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

          ASSUMED BALANCE: With respect to any Distribution Date, Class of Subordinated Certificates and Loan Group, each such Class' pro rata interest (based on their respective Class Certificate Balances) in such Loan Group equal to the product of the Subordinated Percentage for such Loan Group as of such Distribution Date and the aggregate of the Stated Principal Balance of each Mortgage Loan in such Loan Group as of the Due Date occurring in the month of such Distribution Date.

          ASSUMED INTEREST AMOUNT: With respect to any Distribution Date and Class of Subordinated Certificates, one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class on the applicable Assumed Balance.

          AVAILABLE FUNDS: As to any Distribution Date and the Mortgage Loans in a Loan Group, the sum of (a) the aggregate amount held in the related Certificate Account at the close of business on the related Determination Date in respect of such Mortgage Loans net of the related Amount Held for Future Distribution and net of amounts permitted to be withdrawn from such Certificate Account pursuant to clauses (i)-(viii), inclusive, of Section 3.08 (a) or clauses (i)-(vii), inclusive of Section 3.08(c), as applicable, in respect of such Mortgage Loans and amounts permitted to be withdrawn from the Distribution Account pursuant to clauses (i)-(iii) inclusive of Section 3.08(b) in respect of such Mortgage Loans, (b) the amount of the related Advance and Compensating Interest Payments and (c) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Purchase Prices and Substitution Adjustment Amounts deposited on the related Distribution Account Deposit Date.

          BANKRUPTCY CODE: The United States Bankruptcy Reform Act of 1978, as amended.

          BANKRUPTCY COVERAGE TERMINATION DATE: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

          BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; PROVIDED, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Trustee in writing that the applicable Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the applicable Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation.

          BANKRUPTCY LOSS COVERAGE AMOUNT: As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the Classes of Certificates rated by it.

          BLANKET MORTGAGE: The mortgage or mortgages encumbering the Cooperative Property.

          BOOK-ENTRY CERTIFICATES: As specified in the Preliminary Statement.

          BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the States of Colorado or Maryland or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          CERTIFICATE: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

          CERTIFICATE ACCOUNT: The separate Eligible Account or Accounts created and maintained by each Master Servicer pursuant to Section 3.05 with a depository institution in the name of such Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "______________ in trust for the registered holders of Mellon Residential Funding Corporation, Mortgage Pass-Through Certificates Series 1998-2."

          CERTIFICATE BALANCE: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (A) minus the sum of (i) all distributions of principal previously made with respect thereto and
(ii) all Realized Losses allocated thereto and, in the case of any Subordinated Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 4.03 and (B) in the case of any Accrual Class, increased by the Accrual Amount added to the Class Certificate Balance or Component Balance of such Class prior to such date.

          CERTIFICATE GROUP: Certificate Group One or Certificate Group Two, as applicable.

          CERTIFICATE GROUP ONE: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A- 6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class X-1 and Class A-R Certificates and the Subordinated Certificates.

          CERTIFICATE GROUP TWO: Class A-14, Class X-2 and Class PO-2 Certificates.

          CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

          CERTIFICATE REGISTER: The register maintained pursuant to Section 5.02 hereof.

          CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; PROVIDED, HOWEVER, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          CLASS: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

          CLASS CERTIFICATE BALANCE: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          CLASS INTEREST SHORTFALL: As to any Distribution Date and any interest bearing Class or Component, the amount by which the amount described in clause
(i) of the definition of Class Optimal Interest Distribution Amount for such Class or Component exceeds the amount of interest actually distributed on such Class or Component on such Distribution Date pursuant to such clause (i).

          CLASS OPTIMAL INTEREST DISTRIBUTION AMOUNT: With respect to any Distribution Date and interest bearing Class or Component, the sum of (i) one month's interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Class or Component on the related Class Certificate Balance, Component Balance, Component Notional Amount or Notional Amount, as applicable, subject to reduction as provided in Section 4.02(d) and (ii) any Class Unpaid Interest Amounts for such Class or Component.

          CLASS PO DEFERRED AMOUNT: As to any Distribution Date and Certificate Group, the aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, on the Mortgage Loans in the related Loan Group, to be allocated to the related Principal Only Class or Classes on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the related Principal Only Class or Classes and not yet paid to the Holders thereof.

          CLASS SUBORDINATION PERCENTAGE: With respect to any Distribution Date and each Class of Subordinated Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

          CLASS UNPAID INTEREST AMOUNTS: As to any Distribution Date and any interest bearing Class or Component, the amount by which the aggregate Class Interest Shortfalls for such Class or Component on prior Distribution Dates exceeds the amount distributed on such Class or Component on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

          CLOSING DATE: May 29, 1998.

          CODE: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          COFI: The Monthly Weighted Average Cost of Funds Index for the Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

          COFI CERTIFICATES: As specified in the Preliminary Statement.

          COMPENSATING INTEREST PAYMENTS: As to any Servicer, the Mortgage Loans serviced by such Servicer and Distribution Date, the lesser of (i) the Prepayment Interest Shortfalls for such Mortgage Loans for such Distribution Date and (ii) the aggregate Subservicing Fee payable to such Servicer with respect to such Distribution Date.

          COMPONENT: As specified in the Preliminary Statement.

          COMPONENT BALANCE: As to any Component and any date, the Initial Component Balance thereof set forth in the Preliminary Statement (A) minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses allocated thereto and (B) in the case of any Accrual Class, increased by the Accrual Amount added to the Component Balance therefor prior to such date.

          COMPONENT NOTIONAL AMOUNT: With respect to each of the Class A-11-3 and Class A-12- 3 Components and any Distribution Date, the product of (i) 96.39% and 3.61% respectively, and (ii) the sum of 8.15%, 16.26%, 6.76%, 5.93%,
5.19% and 2.22% of the Class Certificate Balance of the Class A- 1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, respectively, in each case immediately prior to such Distribution Date. With respect to each of the Class A-11-5 and Class A-12-5 Components and any Distribution Date, the aggregate of the Stated Principal Balance of the Mortgage Loans in Loan Group One with respect to such Distribution Date (or, in the case of the first Distribution Date, as of the Cut-off Date).

          COMPONENT CERTIFICATES: As specified in the Preliminary Statement.

          COOP SHARES: Shares issued by a Cooperative Corporation.

          COOPERATIVE CORPORATION: The entity that holds title to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

          COOPERATIVE LOAN: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

          COOPERATIVE PROPERTY: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

          COOPERATIVE UNIT: A single family dwelling located in a Cooperative Property.

          CORPORATE TRUST OFFICE: The designated office of the Trustee in the State of California at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 3 Park Plaza, 16th Floor, Irvine, California 92614, Attn: Mellon Residential Funding Corporation Series 1998-2, facsimile no. (949) 253-7577, and which is the address to which notices to and correspondence with the Trustee should be directed.

          CUT-OFF DATE: May 1, 1998.

          CUT-OFF DATE POOL PRINCIPAL BALANCE: $524,407,357

          CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

          DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          DEFECTIVE MORTGAGE LOAN: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

          DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          DEFINITIVE CERTIFICATES: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          DELAY CERTIFICATES: As specified in the Preliminary Statement.

          DELETED MORTGAGE LOAN: As defined in Section 2.03(c) hereof.

          DENOMINATION: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          DEPOSITOR: Mellon Residential Funding Corporation, Delaware corporation, or its successor in interest.

          DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          DETERMINATION DATE: As to any Distribution Date, the 18th day of each month or if such day is not a Business Day the next preceding Business Day.

          DISCOUNT MORTGAGE LOAN: Any Mortgage Loan with an Adjusted Net Mortgage Rate that is less than the Required Coupon.

          DISTRIBUTION ACCOUNT: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "Bankers Trust Company of California, N.A. in trust for registered holders of Mellon Residential Funding Corporation, Mortgage Pass-Through Certificates, Series 1998-2." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          DISTRIBUTION ACCOUNT DEPOSIT DATE: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          DISTRIBUTION DATE: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June 1998.

          DUE DATE: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

          DUFF & PHELPS: Duff & Phelps Credit Rating Company, or any successor thereto. If Duff & Phelps is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Duff & Phelps shall be Duff & Phelps Credit Rating Company, 17 State Street, 12th Floor, New York, New York 10004, Attention: MBS Monitoring, or such other address as Duff & Phelps may hereafter furnish to the Depositor and each Master Servicer.

          ELIGIBLE ACCOUNT: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with
(a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-RESTRICTED CERTIFICATE: As specified in the Preliminary
Statement.

          ESCROW ACCOUNT: The Eligible Account or Accounts established and maintained pursuant to Section 3.06(a) hereof.

          EVENT OF DEFAULT: As defined in Section 7.01 hereof.

          EXCESS LOSS: The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

          EXCESS PROCEEDS: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the applicable Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.08(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

          EXPENSE RATE: As to each Mortgage Loan, the sum of (i) the related Master Servicing Fee Rate, (ii) the Subservicing Fee Rate and (iii) the Trustee Fee Rate.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

          FISCAL YEAR: The calendar year or such other 12 month period as a Master Servicer shall designate by notice to the Trustee.

          FITCH: Fitch IBCA, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 10.05(b) the address for notices to Fitch shall be Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and each Master Servicer.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          FRAUD LOAN: A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

          FRAUD LOSS COVERAGE AMOUNT: As of the Closing Date, $5,244,074 subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 1% of the then current Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

          FRAUD LOSS COVERAGE TERMINATION DATE: The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

          FRAUD LOSSES: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

          INDEX: With respect to any Interest Accrual Period for the COFI Certificates, the then-applicable index used by the Trustee pursuant to Section
4.05 to determine the applicable Pass-Through Rate for such Interest Accrual Period for the COFI Certificates.

          INDIRECT PARTICIPANT: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          INITIAL BANKRUPTCY COVERAGE AMOUNT: $126,152.

          INITIAL COMPONENT BALANCE: As specified in the Preliminary Statement.

          INITIAL COMPONENT NOTIONAL AMOUNT: As specified in the Preliminary Statement.

          INITIAL LIBOR RATE: None.

          INSURANCE POLICY: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          INSURANCE PROCEEDS: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          INSURED EXPENSES: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          INTEREST ACCRUAL PERIOD: With respect to each Class of Delay Certificates, corresponding REMIC I Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Non-Delay Certificates, corresponding REMIC I Regular Interest and any Distribution Date, the one month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

          INTEREST DETERMINATION DATE: With respect to (a) any Interest Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second Business Day prior to the first day of such Interest Accrual Period.

          INTEREST RATE: As to any REMIC I Regular Interest, the per annum rate at which interest accrues on such REMIC I Regular Interest as set forth in
Section 2.07.

          LATEST POSSIBLE MATURITY DATE: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

          LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 4.06.

          LIBOR CERTIFICATES: As specified in the Preliminary Statement.

          LIQUIDATED MORTGAGE LOAN: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has determined (in accordance with this Agreement or the applicable Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of an REO Property.

          LIQUIDATION PROCEEDS: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

          LOAN GROUP: Loan Group One or Loan Group Two, as applicable.

          LOAN GROUP BALANCE: As to any date of determination the aggregate of the Stated Principal Balances of the Outstanding Mortgage Loans in such Loan Group as of such date.

          LOAN GROUP ONE: All Mortgage Loans with original amortization terms of 20 to 30 years.

          LOAN GROUP TWO: All Mortgage Loans with original amortization terms of 10 to 15 years.

          LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          MAINTENANCE: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          MAJORITY IN INTEREST: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          MASTER SERVICER: Each of MMC and Norwest, and their respective successors and assigns, in its capacity as a master servicer hereunder.

          MASTER SERVICER ADVANCE DATE: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          MASTER SERVICING FEE: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

          MASTER SERVICING FEE RATE: With respect to each Mortgage Loan master serviced by MMC, 0%. With respect to each Mortgage Loan master serviced by Norwest, 0.0025% per annum.

          MMC: Mellon Mortgage Company, a Colorado corporation, in its capacity as Master Servicer and its successors and assigns in such capacity.

          MONTHLY STATEMENT: The statement delivered to the Certificateholders pursuant to Section 4.04.

          MOODY'S: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

          MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          MORTGAGE FILE: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          MORTGAGE LOAN SCHEDULE: The list of Mortgage Loans (as from time to time amended by the applicable Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as
Schedule I, setting forth the following information with respect to each Mortgage Loan:

                (i) the loan number;

               (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

               (iii) the maturity date;

               (iv) the original principal balance;

               (v) the Cut-off Date Principal Balance;

               (vi) the first payment date of the Mortgage Loan;

               (vii) the Scheduled Payment in effect as of the Cut-off Date;

               (viii) the Loan-to-Value Ratio at origination;

               (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

               (x) a code indicating whether the residential dwelling is either
          (a) a detached single family dwelling (b) a dwelling in a de minimis PUD, (c) a condominium unit or PUD (other than a de minimis PUD), (d) a two- to four-unit residential property or (e) a Cooperative Unit;

               (xi) the original Mortgage Rate;

               (xii) the purpose for the Mortgage Loan;

               (xiii) the type of documentation program pursuant to which the Mortgage Loan was originated; and

               (xiv) the Servicing Fee.

          Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans.

          MORTGAGE LOANS: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          MORTGAGE NOTE: The original executed note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan.

          MORTGAGE RATE: The annual rate of interest borne by a Mortgage Note from time to time.

          MORTGAGED PROPERTY: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

          MORTGAGOR: The obligor(s) on a Mortgage Note.

          NATIONAL COST OF FUNDS INDEX: The National Monthly Median Cost of Funds Ratio to SAIF-Insured Institutions published by the Office of Thrift Supervision.

          NET PREPAYMENT INTEREST SHORTFALLS: As to any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls experienced by the Mortgage Loans in such Loan Group during the related Prepayment Period exceeds an amount equal to the aggregate Compensating Interest Payments for such Loan Group for such Distribution Date.

          NON-DELAY CERTIFICATES: As specified in the Preliminary Statement.

          NON-DISCOUNT MORTGAGE LOAN: Any Mortgage Loan with an Adjusted Net Mortgage Rate that is greater than or equal to the Required Coupon.

          NON-PO FORMULA PRINCIPAL AMOUNT: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in such Loan Group that was repurchased by a Seller or a Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received during the calendar month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments of the Mortgage Loans in such Loan Group received during the related Prepayment Period. Notwithstanding the foregoing, after a Senior Termination Date, the Non-PO Formula Principal Amount shall be calculated by reference to all of the Mortgage Loans.

          NON-PO PERCENTAGE: As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 100%.

          NONRECOVERABLE ADVANCE: Any portion of an Advance previously made or proposed to be made by the applicable Servicer that, in the good faith judgment of such Servicer, will not be ultimately recoverable by such Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          NORWEST: Norwest Bank Minnesota, National Association, in its capacity as a Master Servicer, and its successors and assigns in such capacity.

          NOTICE OF FINAL DISTRIBUTION: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          NOTIONAL AMOUNT: With respect to any Distribution Date and the Class X-1 or Class X-2 Certificates, the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group One and Loan Group Two, respectively, as of the Due Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, as of the Cut-off Date).

          NOTIONAL AMOUNT CLASSES: As specified in the Preliminary Statement.

          OFFERED CERTIFICATES: As specified in the Preliminary Statement.

          OFFICER'S CERTIFICATE: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or a Master Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor or a Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee; PROVIDED, HOWEVER, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and either Master Servicer, (ii) not have any direct financial interest in the Depositor or a Master Servicer or in any affiliate of either, and (iii) not be connected with the-Depositor or a Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          OPTIONAL TERMINATION: The termination of the trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a) hereof.

          ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

                            Class B-1           3.75%
                            Class B-2           2.20%
                            Class B-3           1.20%
                            Class B-4           0.80%
                            Class B-5           0.50%
                            Class B-6           0.30%

          ORIGINAL MORTGAGE LOAN: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

          ORIGINAL SUBORDINATED PRINCIPAL BALANCE: With respect to the Senior Certificates in Certificate Group One on and prior to a Senior Termination Date, $17,830,095; with respect to the Senior Certificates in Certificate Group Two on and prior to a Senior Termination Date, $1,835,181; and with respect to either Certificate Group after a Senior Termination Date, $19,665,276.

          OTS: The Office of Thrift Supervision.

          OUTSIDE REFERENCE DATE: As to any Interest Accrual Period for the COFI Certificates, the close of business on the tenth Business Day thereof.

          OUTSTANDING: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

               (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

               (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          OUTSTANDING MORTGAGE LOAN: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          OWNERSHIP INTEREST: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          PASS-THROUGH RATE: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          PERCENTAGE INTEREST: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          PERMITTED INVESTMENTS: At any time, any one or more of the following obligations and securities:

               (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

               (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

               (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

               (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

               (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

               (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

               (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

               (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if Fitch or Duff & Phelps is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

               (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          PERMITTED TRANSFEREE: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, (or other entity treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          PHYSICAL CERTIFICATE: As specified in the Preliminary Statement.

          PLANNED BALANCE: With respect to the Planned Principal Classes and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such respective Class.

          PLANNED PRINCIPAL CLASSES: As specified in the Preliminary Statement.

          PO FORMULA PRINCIPAL AMOUNT: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Scheduled Payment (without giving effect, prior to the Bankruptcy Coverage Termination Date, to any reductions thereof caused by any Debt Service Reductions or Deficient Valuations) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance of each Mortgage Loan in such Loan Group that was repurchased by a Seller or a Master Servicer pursuant to this Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the month preceding the calendar month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments of the Mortgage Loans in such Loan Group received during the related Prepayment Period. Notwithstanding the foregoing, after a Senior Termination Date, the PO Formula Principal Amount shall be calculated by reference to all of the Mortgage Loans.

          PO PERCENTAGE: As to any Discount Mortgage Loan, a fraction (expressed as a percentage) the numerator of which is the excess of the Required Coupon over the Adjusted Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Required Coupon. As to any Non-Discount Mortgage Loan, 0%.

          POOL STATED PRINCIPAL BALANCE: As to any Distribution Date, the aggregate of the Stated Principal Balances as of the Due Date in the month preceding the month of such Distribution Date of the Mortgage Loans which were Outstanding Mortgage Loans on such Due Date.

          PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, Mortgage Loan and Principal Prepayment received during the related Prepayment Period the amount, if any, by which one month's interest at the related Mortgage Rate, net of the Subservicing Fee Rate, on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          PREPAYMENT PERIOD: As to any Distribution Date, the calendar month preceding the month of such Distribution Date.

          PRIMARY INSURANCE POLICY: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          PRIMARY PLANNED PRINCIPAL CLASSES: As specified in the Preliminary Statement.

          PRINCIPAL ONLY CLASSES: As specified in the Preliminary Statement.

          PRINCIPAL PREPAYMENT: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the applicable Servicer in accordance with the terms of the related Mortgage Note.

          PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          PRIORITY AMOUNT: As to any Distribution Date, the amount equal to the sum of (i) the product of (A) the Senior Principal Distribution Amount for Certificate Group One, (B) the Shift Percentage and (C) the Priority Percentage, each as of such Distribution Date.

          PRIORITY PERCENTAGE: As to any Distribution Date, a fraction, the numerator of which is equal to the aggregate of the Component Balances of the Class A-11-4 and Class A-12-4 Components immediately prior to such Distribution Date, and the denominator of which is equal to the aggregate Class Certificate Balances of all Classes of Senior Certificates in Certificate Group One (other than the related Principal Only Classes) immediately prior to such Distribution Date.

          PRIVATE CERTIFICATE: As specified in the Preliminary Statement.

          PRO RATA SHARE: As to any Distribution Date, the Subordinated Principal Distribution Amount and any Class of Subordinated Certificates, the portion of the Subordinated Principal Distribution Amount allocable to such Class, equal to the product of the Subordinated Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinated Certificates.

          PROPRIETARY LEASE: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

          PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated May 26, 1998 relating to the Offered Certificates.

          PUD: Planned Unit Development.

          PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased by a Seller pursuant to Section 2.02 or 2.03 hereof or purchased at the option of a Master Servicer pursuant to Section 3.11, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is a Servicer or (y) if the purchaser is a Seller and such Seller is a Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          RATING AGENCY: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be as set forth in the respective definitions thereof or such other address as either such Rating Agency may hereafter furnish to the Depositor and each Master Servicer.

          REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

          RECOGNITION AGREEMENT: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          RECORD DATE: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

          REFERENCE BANK: As defined in Section 4.05.

          REFINANCING MORTGAGE LOAN: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          REGULAR CERTIFICATES: As specified in the Preliminary Statement.

          RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          RELIEF ACT REDUCTIONS: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

          REMAINING AVAILABLE FUNDS: As to any Distribution Date and Loan Group, Available Funds for such Loan Group remaining after making the distributions pursuant to, with respect to Loan Group One, Section 4.02(a)(1) and, with respect to Loan Group Two, Section 4.02(a)(2).

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC I: The segregated pool of assets consisting of the assets included in the Trust Fund, other than the REMIC I Regular Interests.

          REMIC I INTERESTS: The REMIC I Regular Interests and the R-1 Interest.

          REMIC I REGULAR INTERESTS: The uncertificated interests evidencing the regular interests in REMIC I and having the characteristics set forth in Section 2.07.

          R-1 INTEREST: The sole class of residual interests in REMIC I and evidenced by the Class A-R Certificates.

          REMIC II: The segregated pool of assets consisting of the REMIC I Regular Interests and all interest and principal received on or with respect thereto.

          R-2 INTEREST: The sole class of residual interests in REMIC II and evidenced by the Class A-R Certificates.

          REMIC CHANGE OF LAW: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO PROPERTY: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          REQUEST FOR RELEASE: The Request for Release signed by a Servicing Officer and submitted by a Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          REQUIRED COUPON: 6.75% per annum.

          REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          RESIDUAL CERTIFICATES: As specified in the Preliminary Statement.

          RESPONSIBLE OFFICER: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          RESTRICTED CLASSES: As defined in Section 4.02(e).

          SCHEDULED BALANCES: Not applicable.

          SCHEDULED CLASSES: As specified in the Preliminary Statement.

          SCHEDULED PAYMENT: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          SECONDARY PLANNED PRINCIPAL CLAUSES: As specified in the Preliminary Statement.

          SECURITIES ACT: The Securities Act of 1933, as amended.

          SELLER: Each of Mellon Mortgage Company and BSMCC and their respective successors and assigns, in their capacity as seller of the Mortgage Loans to the Depositor.

          SENIOR CERTIFICATES: As specified in the Preliminary Statement.

          SENIOR CREDIT SUPPORT DEPLETION DATE: The date on which the Class Certificate Balance of each Class of Subordinated Certificates has been reduced to zero.

          SENIOR PERCENTAGE: As to any Distribution Date and Certificate Group, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each Class of Senior Certificates in such Certificate Group (other than the related Principal Only Classes) immediately prior to such Distribution Date and the denominator of which is the excess of
(i) the Loan Group Balance of the related Loan Group as of the Due Date occurring in the month of such Distribution Date over (ii) the Class Certificate Balance or Component Balance, as applicable, of the related Principal Only Classes immediately prior to such Distribution Date; provided, however, on and after a Senior Termination Date, the Senior Percentage for the Senior Certificates of the other Certificate Group is the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each such Class of Senior Certificates (other than the related Principal Only Classes) immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the related Principal Only Classes) immediately prior to such date.

          SENIOR PREPAYMENT PERCENTAGE: For any Distribution Date and Certificate Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date and Certificate Group occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the related Senior Percentage exceeds the applicable initial Senior Percentage, in which case such Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for a Certificate Group will occur unless one of the Senior Step Down Conditions is satisfied.

          SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date and Certificate Group, the sum of (i) the related Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage Loan in the related Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the related Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (y) either (A) the related Senior Prepayment Percentage, or
(B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such prior calendar month, the related Senior Percentage, of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, and (iii) the related Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Mortgage Loan in the related Loan Group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the applicable Senior Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss; provided, further, however, on any Distribution Date on and after a Senior Termination Date, the Senior Principal Distribution Amount for the remaining Senior Certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the Mortgage Pool, as opposed to the Mortgage Loans in the related Loan Group and, if such Distribution Date is a Senior Termination Date, shall be reduced by the amount of the principal distribution made pursuant to (a) if the Senior Certificates in Certificate Group One are reduced to zero on such date, Section 4.02(a)(1)(iii)(y) or (b) if the Senior Certificates in Certificate Group Two are reduced to zero on such date, Section 4.02(a)(2)(ii)(y).

          SENIOR STEP DOWN CONDITIONS: As of the first Distribution Date as to which any decrease in the Senior Prepayment Percentage for a Certificate Group applies, (i) the outstanding principal balance of all Mortgage Loans in the related Loan Group delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the related aggregate Assumed Balance of the Subordinated Certificates on such Distribution Date, does not equal or exceed 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the related Loan Group do not exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Original Subordinated Principal Balance, (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Subordinated Principal Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Subordinated Principal Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Subordinated Principal Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the Original Subordinated Principal Balance; provided, however, that after a Senior Termination Date, the amounts calculated pursuant to clause (i) hereof shall be based on all of the Mortgage Loans in the Mortgage Pool.

          SENIOR TERMINATION DATE: The Distribution Date on which the Class Certificate Balance of each Class of Senior Certificates of a Certificate Group has been reduced to zero.

          SEPARATE REMIC SUBCOMPONENTS: With respect to each of the Class A-11-3 and Class A-12-3 Components, the separate interest entitlements described in notes (1) through (6) of Section 2.07(b).

          SERVICER: As to any Mortgage Loan master serviced by Norwest, the entity directly servicing such Mortgage Loan which, as of the Closing Date is either MMC, Washington Mutual Bank, FA, FT Mortgage Corporation or Headlands Mortgage Company.

          SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the applicable Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any expenses reimbursable to the applicable Servicer pursuant to Section
3.11 or the related Servicing Agreement and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.09.

          SERVICING AGREEMENT: Each of the agreements with the Servicers as identified on Exhibit __ hereto.

          SERVICING FEE: As to any Mortgage Loan, the sum of the Subservicing Fee and the related Master Servicing Fee.

          SERVICING OFFICER: Any officer of a Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by such Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          SHIFT PERCENTAGE: As to any Distribution Date occurring during the five years beginning on the first Distribution Date, 0%. Thereafter, the Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

          SPECIAL HAZARD COVERAGE TERMINATION DATE: The point in time at which the Special Hazard Loss Coverage Amount is reduced to zero.

          SPECIAL HAZARD LOSS: Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property pursuant to Section
3.09 to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

          (a) normal wear and tear;

          (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

          (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

          (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

          (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

          SPECIAL HAZARD LOSS COVERAGE AMOUNT: With respect to the first Distribution Date, $6,907,168. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate of the principal balances of all Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Certificates since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

          SPECIAL HAZARD MORTGAGE LOAN: A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

          S&P: Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and each Master Servicer.

          STARTUP DAY: The Closing Date.

          STATED PRINCIPAL BALANCE: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          SUBORDINATED CERTIFICATES: As specified in the Preliminary Statement.

          SUBORDINATED PERCENTAGE: As to any Distribution Date and Loan Group on or prior to a Senior Termination Date, 100% minus the Senior Percentage for the Certificate Group relating to such Loan Group for such Distribution Date. As to any Distribution after a Senior Termination Date, 100% minus the Senior Percentage for such Distribution Date.

          SUBORDINATED PREPAYMENT PERCENTAGE: As to any Distribution Date and Loan Group on or prior to a Senior Termination Date, 100% minus the Senior Prepayment Percentage for the related Certificate Group. As to any Distribution Date after a Senior Termination Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

          SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (i) on and prior to a Senior Termination Date, the aggregate of the amount calculated for the Mortgage Loans of each Loan Group and (ii) after a Senior Termination Date, the amount calculated for the Mortgage Loans, as follows: (A) the sum of (i) the Subordinated Percentage for such Loan Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date, (ii) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan, after application of such amounts pursuant to clause (ii) of the definition of the related Senior Principal Distribution Amount up to the Subordinated Percentage for such Loan Group of the applicable Non-PO Percentage of the Stated Principal Balance of such Mortgage Loan and (iii) the Subordinated Prepayment Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of "Non-PO Formula Principal Amount" for such Distribution Date reduced by (B) the amount of any payments in respect of Class PO Deferred Amounts for the related Certificate Group on the related Distribution Date.

          SUBSERVICER: Any person to whom MMC has contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02 hereof.

          SUBSERVICING FEE: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in
Section 3.14.

          SUBSERVICING FEE RATE: With respect to each Mortgage Loan, 0.25% per annum.

          SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit N, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and (vi) comply with each representation and warranty set forth in Section 2.03 hereof.

          SUBSTITUTION ADJUSTMENT AMOUNT: The meaning ascribed to such term pursuant to Section 2.03.

          SUPPORT CLASSES: As specified in the Preliminary Statement.

          TARGETED BALANCE: With respect to the Targeted Principal Classes and any Distribution Date appearing in Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such respective Class.

          TARGETED PRINCIPAL CLASSES: As specified in the Preliminary Statement.

          TAX MATTERS PERSON: The person designated as "tax matters person" in the manner provided under Treasury regulation ' 1.860F-4(d) and Treasury regulation ' 301.6231(a)(7)-1. Initially, the Tax Matters Person shall be the Trustee.

          TAX MATTERS PERSON CERTIFICATE: The Class A-R Certificate with a Denomination of $1.00.

          TRANSFER: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          TRUSTEE: Bankers Trust Company of California, N.A. and its successors and, if a successor trustee is appointed hereunder, such successor.

          TRUSTEE FEE: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

          TRUSTEE FEE RATE: With respect to each Mortgage Loan, 0.0085% per annum.

          TRUST FUND: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) each Certificate Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the REMIC I Regular Interests and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (b) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. CONVEYANCE OF MORTGAGE LOANS.

          (a) Each Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of such Seller in and to the Mortgage Loans being sold by such Seller, including all interest and principal received or receivable by such Seller on or with respect to such Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on such Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, each Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by such Seller and Depositor, for the related Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the applicable Seller shall deposit into the Distribution Account on or before the Distribution Account Deposit Date relating to the first Distribution Date, an amount equal to one month's interest at the related Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

          (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund together with the Depositor's right to require each Seller to cure any breach of a representation or warranty made herein by such Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

          (c) In connection with the transfer and assignment set forth in clause
(b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of ____________ without recourse," with all intervening endorsements showing a complete chain of endorsement from the originator to the applicable Seller (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, within 45 days after the Closing Date the original recorded Mortgage or a copy of such Mortgage certified by the applicable Seller as being a true and complete copy of the Mortgage;

               (iii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, within 45 days after the Closing Date all interim recorded assignments of such Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates) sufficient to show a complete chain of assignment from the originator to the applicable Seller; provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office;

               (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

               (v) except as provided below, within 45 days after the Closing Date the original or duplicate original lender's title policy and all riders thereto; and

               (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

                    (a) The Coop Shares, together with a stock power in blank;

                    (b) The executed Security Agreement;

                    (c) The executed Proprietary Lease;

                    (d) The executed Recognition Agreement;

                    (e) The executed assignment of Recognition Agreement;

                    (f) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

                    (g) Executed UCC-3 financing statements or other appropriate
               UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the applicable Seller or the Depositor by the applicable title insurer in the case of clause (v) above, the applicable Seller shall promptly deliver to the Trustee, in the case of clause
(ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, no later than 120 days following the Closing Date; PROVIDED, HOWEVER, in the event the applicable Seller is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the applicable Seller shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the applicable Seller to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan and the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the applicable Seller shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the applicable Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, MMC shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which MMC has not received the information required to prepare such assignment in recordable form, MMC's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after receipt thereof and that MMC need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by a Seller (at such Seller's expense) to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section
3.05 hereof.

          SECTION 2.02. ACCEPTANCE BY TRUSTEE OF THE MORTGAGE LOANS.

          The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California or the State of New York, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicers and the Sellers an Initial Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicers and the Sellers a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The applicable Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if such Seller does not correct or cure such defect within such period, such Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date such Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; PROVIDED, HOWEVER, that in no event shall such substitution or purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either a Master Servicer or the applicable Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the applicable Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the applicable Seller and shall execute and deliver at the applicable Seller's request such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest in such Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. Each Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of such Master Servicer from time to time.

          It is understood and agreed that the obligation of each Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against either Seller.

          SECTION 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
                        AND MASTER SERVICER.

          (a) Each Master Servicer hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor, the Sellers and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (b) Each Seller, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III hereto and in Schedule IV hereto (with respect to the Mortgage Loans sold by such Seller), and by this reference incorporated herein, to the Depositor, the Master Servicers and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan sold by such Seller, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "DELETED MORTGAGE LOAN") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; PROVIDED, HOWEVER, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by
Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N and the Mortgage File for any such Substitute Mortgage Loan. The applicable Seller shall promptly reimburse the applicable Master Servicer and the Trustee for any expenses reasonably incurred by such Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of a Seller's knowledge, if it is discovered by either the Depositor, either Master Servicer, either Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Substitute Mortgage Loan or Loans, the applicable Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the applicable Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the applicable Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The applicable Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the applicable Master Servicer shall deliver the amended Mortgage Loan Schedule to the other Master Servicer and the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to-the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the applicable Seller and shall execute and deliver at such Seller's direction such instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to vest title in such Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which a Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "SUBSTITUTION ADJUSTMENT AMOUNT") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the applicable Certificate Account by the applicable Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the applicable Certificate Account pursuant to Section 3.05 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which such Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

          SECTION 2.04. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AS TO
                        THE MORTGAGE LOANS.

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by each Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims arising from the action or inaction of the Depositor.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

          SECTION 2.05. DELIVERY OF OPINION OF COUNSEL IN CONNECTION WITH
                        SUBSTITUTIONS.

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the applicable Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, either Seller, either Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the applicable Seller, at such Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the applicable Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06. EXECUTION AND DELIVERY OF CERTIFICATES.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          SECTION 2.07. REMIC MATTERS.

          (a) The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to each REMIC designated hereunder shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificate. The fiscal year of each REMIC designated hereunder shall be the calendar year.

          (b) For Federal tax purposes, the Trust Fund will consist of REMIC I and REMIC II. REMIC I will be evidenced by (x) the REMIC I Regular Interests (the REMIC I Interests designated below, other than the R-1 Interest) which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC I, and (y) the R-1 Interest which is hereby designated as the sole "residual interest" in REMIC I. The REMIC I Regular Interests and the R-1 Interest will have the following designations and Interest Rates, and distributions of principal and interest thereon shall be allocated to the Classes and Components of Certificates in the following manner:


                                                                                     ALLOCATION                ALLOCATION
REMIC I                            INITIAL                  INTEREST                     OF                        OF
INTERESTS                        BALANCE ($)                RATE (%)                  PRINCIPAL                 INTEREST
---------                        -----------                --------                  ---------                 --------

I-A1                            19,292,000.00                6.75                        A-1                       (1)
I-A2                            15,746,310.00                6.75                        A-2                       (2)
I-A3                            33,210,000.00                6.75                        A-3                       (3)
I-A4                            29,049,000.00                6.75                        A-4                       (4)
I-A5                            22,015,000.00                6.75                        A-5                       (5)
I-A6                            10,301,000.00                6.75                        A-6                       (6)
I-AB                           394,191,530.00                6.75                        (7)                       (7)
I-PO-1                             325,308.00                 (8)                 A-11-6 &  A-12-6                  NA
I-PO-2                             277,109.00                 (8)                        PO-2                       NA
I-X1/11/12                            (9)                     NA                        (9)                        (9)
I-X2                                 (10)                     NA                        X-2                       (10)
R-1                                    100.00                6.75 (11)                   NA                         NA


---------------------

(1) The interest on this REMIC I Interest shall be allocated 6.20% to the Class A-1 Certificates and 0.55% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(2) The interest on this REMIC I Interest shall be allocated 5.6524% to the Class A-2 Certificates and 1.0976% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(3) The interest on this REMIC I Interest shall be allocated 6.30% to the Class A-3 Certificates and 0.45% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(4) The interest on this REMIC I Interest shall be allocated 6.35% to the Class A-4 Certificates and 0.40% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(5) The interest on this REMIC I Interest shall be allocated 6.40% to the Class A-5 Certificates and 0.35% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(6) The interest on this REMIC I Interest shall be allocated 6.60% to the Class A-6 Certificates and 0.15% to the Class A-11-3 and Class A-12-3 Components (as Separate REMIC Subcomponents of such Class A-11-3 and Class A-12-3 Components) allocated in proportion to their Component Notional Amounts.

(7) Principal and interest with respect to REMIC I Interest I-AB shall be allocated to and apportioned among the Class A-7, Class A-8, Class A-9, Class A-10, Class A-11-1, Class A-11-2, Class A-11-4, Class A-12-1, Class A-12-2, Class A-12-4, Class A-13, Class A-14 Certificates and Components, and the Subordinated Certificates in the same manner that principal and interest are payable with respect to such Certificates and Components.

(8)       REMIC I Interests I-PO-1 and I-PO-2 shall not bear interest.

(9) REMIC I Interest I-X1/11/12 has no principal balance and shall be entitled to the excess of the interest on the Non-Discount Mortgage Loans in Loan Group One at the weighted average of the Adjusted Net Mortgage Rates of such loans, over 6.75% per annum. Such interest on REMIC I Interest I-X1/11/12 shall be allocated 69.5%, 29.4% and 1.10% to the Class X-1 Certificates, Class A-11-5 Component and Class A-12-5 Component respectively.

(10) REMIC I Interest I-X2 has no principal balance and shall be entitled to the excess of the interest on the Non-Discount Mortgage Loans in Loan Group Two at the weighted average of the Adjusted Net Mortgage Rates of such loans, over 6.75% per annum.

(11) Available funds, if any, remaining in REMIC I after payments of principal and interest, as designated above, shall be distributed to the R-1 Interest. It is not expected that there will be any such remaining available funds.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

          SECTION 3.01. MASTER SERVICER TO SERVICE MORTGAGE LOANS.

          (a) For and on behalf of the Certificateholders, Norwest agrees to enforce the obligations of each Servicer, other than MMC, under the related Servicing Agreement in accordance with the customary and usual standards of practice of prudent master servicers. If any such Servicer breaches or otherwise defaults in any of its obligations under the applicable Servicing Agreement, Norwest shall give prompt written notice thereof to the applicable Servicer, the Depositor and the Trustee, and shall take such actions as it shall deem necessary in accordance with the standard set forth in the preceding sentence. In addition, if any such breach involves the failure to make an Advance, Norwest shall terminate the applicable Servicer, appoint a successor thereto as provided in the applicable Servicing Agreement, given written notice thereof to the Sellers, the Depositor, the Trustee and the Rating Agencies, and make the Advance that was required but not made.

          (b) Wherever the term Master Servicer is used in this Article III, such term shall mean and refer only to MMC, in its capacity as a Master Servicer, and shall not refer to Norwest, in its capacity as Master Servicer unless the term Norwest is used specifically. In addition, references in Article III to actions to be taken by the Master Servicer, MMC or Norwest, as applicable, with respect to Mortgage Loans, shall refer only to the Mortgage Loans master serviced by MMC or Norwest, as applicable.

          (c) For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, each of MMC and Norwest shall have full power and authority, acting alone and/or through the Servicers or Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; PROVIDED that each of MMC and Norwest shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. Each of MMC and Norwest shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan mastered serviced by it, and shall not make or permit any modification, waiver or amendment of any such Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under
Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, each of MMC and Norwest, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when it believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans master serviced by it, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. Each of MMC and Norwest shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable it to service and administer the Mortgage Loans to the extent that it is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to MMC or Norwest, as applicable.

          (d) In accordance with the standards of Section 3.01(c), the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.02. SUBSERVICING; ENFORCEMENT OF THE OBLIGATIONS OF
                        SERVICERS.

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; PROVIDED, HOWEVER, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

          SECTION 3.03. RIGHTS OF THE DEPOSITOR AND THE TRUSTEE IN RESPECT OF
                        THE MASTER SERVICER.

          The Depositor may, but is not obligated to, enforce the obligations of each of MMC and Norwest hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of each of MMC and Norwest hereunder and in connection with any such defaulted obligation to exercise the related rights of each of MMC and Norwest hereunder; PROVIDED that neither MMC nor Norwest shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by either MMC or Norwest nor shall the Trustee or the Depositor be obligated to supervise the performance of either MMC or Norwest hereunder or otherwise.

          SECTION 3.04. TRUSTEE TO ACT AS MASTER SERVICER.

          In the event that either MMC or Norwest shall for any reason no longer be a Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of MMC or Norwest, as applicable, hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of either MMC or Norwest pursuant to Section 3.09 hereof or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section
2.02 or 2.03 hereof, (iv) responsible for expenses of either MMC or Norwest pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of either MMC or Norwest hereunder). Any such assumption shall be subject to Section 7.02 hereof. Each subservicing agreement shall provide that if MMC or Norwest, as applicable, shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor may, at its option, succeed to any rights and obligations of the MMC or Norwest, as applicable, under each subservicing agreement.

          Each of MMC and Norwest shall, upon request of the Trustee, but at the expense of MMC or Norwest, as applicable, , deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

          SECTION 3.05. COLLECTION OF MORTGAGE LOAN PAYMENTS; CERTIFICATE
                        ACCOUNT; DISTRIBUTION ACCOUNT.

          (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; PROVIDED, HOWEVER, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) (1) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within two Business Days of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

               (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

               (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

               (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.09(b), 3.09(d), and in respect of net monthly rental income from REO Property pursuant to Section 3.11 hereof;

               (vi) all Substitution Adjustment Amounts;

               (vii) all Advances made by the Master Servicer pursuant to
          Section 4.01; and

               (viii) any other amounts required to be deposited hereunder.

          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the related Master Servicing Fee on such date.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

          (2) Norwest shall establish and maintain a Certificate Account into which it shall deposit on a daily basis upon receipt all amounts received by Norwest from the Servicers pursuant to the Servicing Agreements net of the related Master Servicing Fee. In the event Norwest shall deposit any amount in the related Certificate Account which was not required to be remitted pursuant to the applicable Servicing Agreement or was otherwise deposited in error, Norwest may at any time withdraw or direct the institution maintaining such Certificate Account to withdraw such amount, any provision herein to the contrary notwithstanding. Norwest shall maintain adequate records with respect to all withdrawals pursuant to this Section. All funds deposited in such Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with 3.08(c).

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount remitted by each of MMC and Norwest to the Trustee pursuant to Section 3.08(a)(ix) and Section 3.08(c)(viii);

               (ii) any amount deposited by either MMC or Norwest pursuant to
          Section 3.05(d) in connection with any losses on Permitted Investments; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that either MMC or Norwest shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of either MMC or Norwest.

          (d) Each institution at which the Certificate Account or the Distribution Account is maintained shall invest the funds therein as directed in writing by MMC, in the case of the related Certificate Account and the Distribution Account, or Norwest, in the case of the related Certificate Account, in Permitted Investments, which shall mature not later than (i) in the case of each Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of MMC or Norwest, as applicable, as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by MMC or Norwest, as applicable, in the applicable Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable.

          (e) Each of MMC or Norwest shall give notice to the Trustee, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the related Certificate Account prior to any change thereof. The Trustee shall give notice to MMC or Norwest, as applicable, each Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

          SECTION 3.06. COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS;
                        ESCROW ACCOUNTS.

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.09 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) The Master Servicer shall advance any payments referred to in
Section 3.06(a) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.07. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                        REGARDING THE MORTGAGE LOANS.

          Each of MMC or Norwest shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by MMC or Norwest, as applicable.

          Upon reasonable advance notice in writing, each of MMC and Norwest will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; PROVIDED that MMC or Norwest, as applicable, shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by MMC or Norwest, as applicable, in providing such reports and access.

          SECTION 3.08. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND
                        DISTRIBUTION ACCOUNT.

          (a) The Master Servicer may from time to time make withdrawals from the related Certificate Account for the following purposes:

               (i) to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Certificate Account;

               (ii) to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause
          (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

               (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06 and (b) for unpaid Servicing Fees as provided in Section 3.11 hereof;

               (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

               (vii) to reimburse either Seller, MMC, Norwest or the Depositor for expenses incurred by any of them and reimbursable pursuant to
          Section 6.03 hereof;

               (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

               (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the Available Funds for each Loan Group for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

               (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold and pay from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to itself the Trustee Fee for the related Distribution Date;

               (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

               (iii) to withdraw and return to MMC or Norwest, as applicable, any amount deposited in the Distribution Account and not required to be deposited therein; and

               (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          (c) Norwest may from time to time make withdrawals from the related Certificate Account for the following purposes:

               (i) to pay to Norwest (to the extent not previously retained by Norwest) the master servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to Norwest, as master additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Certificate Account;

               (ii) to reimburse Norwest for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse Norwest for any Nonrecoverable Advance previously made;

               (iv) to reimburse Norwest for unpaid Master Servicing Fees as provided in Section 3.11 hereof;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

               (vi) to reimburse either Seller, MMC, Norwest or the Depositor for expenses incurred by any of them and reimbursable pursuant to
          Section 6.03 hereof;

               (vii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

               (viii) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the Available Funds for each Loan Group for such Distribution Date and remit such amount to the Trustee for deposit in the Distribution Account; and

               (ix) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          Norwest shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (ii), (iv), and (v). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), Norwest shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by Norwest to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

          SECTION 3.09. MAINTENANCE OF HAZARD INSURANCE; MAINTENANCE OF PRIMARY
                        INSURANCE POLICIES.

          (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

          (b) In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of Section 3.09(a), and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          (c) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

          (d) In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

          SECTION 3.10. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION
                        AGREEMENTS.

          (a) Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.10(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters into such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to
Section 3.10(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.10(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

          SECTION 3.11. REALIZATION UPON DEFAULTED MORTGAGE LOANS; REPURCHASE OF
                        CERTAIN MORTGAGE LOANS.

          The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; PROVIDED, HOWEVER, that the Master Servicer may enter into, and shall give the Rating Agencies notice of, a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of one or more Classes of Subordinated Certificates or a holder of a class of securities representing interests in one or more Classes of Subordinated Certificates and PROVIDED, FURTHER, that entering into such special servicing agreement shall not result in the downgrading or withdrawal of the respective ratings when assigned to the Certificates. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Master Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; PROVIDED, HOWEVER, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for execution, if required, and by filing the same.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding and if such determination cannot to be made, the Master Servicer shall deal with such Mortgage Loan in a manner consistent with the servicing standard in Section 3.01 hereof. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Master Servicer for any unreimbursed Advances; third, to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to
Section 3.14.

          The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the applicable Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer, in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          SECTION 3.12. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request or an analogous receipt under a Servicing Agreement, the Trustee shall promptly release the related Mortgage File to the applicable Servicer, and the Trustee shall at the applicable Servicer's direction execute and deliver to the applicable Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the applicable Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, or an analogous request under a Servicing Agreement, release the Mortgage File to the applicable Servicer. Subject to the further limitations set forth below, the applicable Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the applicable Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the applicable Certificate Account, in which case the applicable Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer or an analogous request under a Servicing Agreement..

          If the applicable Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the applicable Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.13. DOCUMENTS RECORDS AND FUNDS IN POSSESSION OF MASTER
                        SERVICERS TO BE HELD FOR THE TRUSTEE.

          Notwithstanding any other provisions of this Agreement, each of MMC and Norwest shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of MMC or Norwest, as applicable, from time to time and shall account fully to the Trustee for any funds received by MMC or Norwest, as applicable, or which otherwise are collected by MMC or Norwest, as applicable, as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, MMC or Norwest, as applicable, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by MMC or Norwest, as applicable, for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each of MMC and Norwest also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each of MMC and Norwest shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to MMC or Norwest, as applicable, under this Agreement.

          SECTION 3.14. SERVICING COMPENSATION.

          As compensation for its activities hereunder, (i) the Master Servicer shall be entitled to retain or withdraw from the related Certificate Account an amount equal to the Servicing Fee for each Mortgage Loan, provided that the aggregate Servicing Fee with respect to any Distribution Date shall be reduced by the amount of Compensating Interest Payments required to be made by the Master Servicer and (ii) Norwest shall be entitled to the Master Servicing Fee.

          Additional master servicing or servicing compensation, as applicable, in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments as provided herein shall be retained by MMC, Norwest or the applicable Servicer, as the case may be, to the extent not required to be deposited in the Certificate Account pursuant to Section 3.05 hereof. Each of MMC and Norwest shall be required to pay all internal costs and expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          SECTION 3.15. ACCESS TO CERTAIN DOCUMENTATION.

          Each of MMC and Norwest shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by MMC or Norwest, as applicable. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of MMC or Norwest, as applicable, to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.16. ANNUAL STATEMENT AS TO COMPLIANCE.

          Each of MMC and Norwest shall deliver to the Depositor and the Trustee on or before 120 days after the end of such Master Servicer's Fiscal Year, commencing with its 1998 Fiscal Year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of MMC or Norwest, as applicable, during the preceding Fiscal Year and of the performance of MMC or Norwest, as applicable, under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, MMC or Norwest, as applicable, has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

          SECTION 3.17. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING
                        STATEMENT; FINANCIAL STATEMENTS.

          (a) On or before 120 days after the end of the Master Servicer's Fiscal Year, commencing with its 1998 Fiscal Year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined the Master Servicer's assertion of its compliance with the minimum standards of the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), to the extent applicable and that, on the basis of such examination, conducted substantially in compliance with USAP to the extent applicable, such assertion is fairly stated in all material respects except for such significant exceptions or errors in records that, in the opinion of such firm, USAP requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

          (b) Norwest shall deliver to the Trustee reports of the Servicers comparable to those described in Section 3.17(a) received pursuant to the Servicing Agreements promptly following the receipt thereof.

          SECTION 3.18. ERRORS AND OMISSIONS INSURANCE; FIDELITY BONDS.

          Each of MMC and Norwest shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing or, in the case of Norwest, master servicing, for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, MMC or Norwest, as applicable, shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

                                   ARTICLE IV

                                DISTRIBUTIONS AND
                         ADVANCES BY THE MASTER SERVICER

          SECTION 4.01. ADVANCES.

          (a) MMC shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the related Certificate Account that any Amount Held for Future Distribution has been used by MMC in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by MMC by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. MMC shall be entitled to be reimbursed from the related Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

          MMC shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          (b) To the extent not advanced by the applicable Servicer, Norwest shall make any Advance as and to the extent provided in Section 3.01(a) and shall be entitled to be reimbursed therefor as provided in Section 3.08(c).

          SECTION 4.02. PRIORITIES OF DISTRIBUTION.

               (a) (1) With respect to the Available Funds for the Loan Group One and Remaining Available Funds for Loan Group Two, on each Distribution Date, the Trustee shall, to the extent on deposit therein, withdraw such funds from the Distribution Account and apply such funds to distributions on the specified Classes of Senior Certificates in Certificate Group One, in the following order and priority and, in each case, to the extent of such funds remaining:

                    (i) concurrently, to each interest-bearing Class of Senior
               Certificates and Component an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes and Component in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that on and prior to the Accrual Termination Date, the amount otherwise distributable as interest on the Accrual Classes on such Distribution Date shall be added to the respective Class Certificate Balance or Component Balances thereof;

                    (ii) on and prior to the Accrual Termination Date, the
               aggregate Accrual Amount shall be distributed as principal as provided in Section 4.02(a)(1)(iii)(y) below;

                    (iii) to each Class of Senior Certificates concurrently as follows:

                         (x) concurrently; to the related Principal Only
                    Classes, pro rata based on their respective initial Component Balances thereof, an amount up to the related PO Formula Principal Amount, until the respective Component Balances thereof are reduced to zero;

                         (y) on each Distribution Date prior to the Senior
                    Credit Support Depletion Date, the sum of the aggregate Accrual Amount and the related Non-PO Formula Principal Amount up to an amount equal to the related Senior Principal Distribution Amount for such Distribution Date will be distributed as principal to the following Classes of Senior Certificates, in the following order of priority:

               (A) to the Class A-R Certificates, until the Class Certificate Balance thereof is reduced to zero;

               (B) concurrently, to the Class A-11-4 and Class A-12-4 Components, pro rata on the basis of their original Component Balances, the Priority Amount until the respective Component Balances thereof are reduced to zero;

               (C) to the Class A-1 Certificates, in an amount up to the amount necessary to reduce the Class Certificate Balance thereof to its Planned Principal Balance for such Distribution Date;

               (D) concurrently, to the Class A-2 Certificates and the Class A-7-1 Component, pro rata based on the respective original Class Certificate Balance and Component Balance, in an amount up to the amount necessary to reduce the Class Certificate Balance and Component Balance thereof to their respective Planned Principal Balances for such Distribution Date;

               (E) sequentially, to the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, in an amount up to the amount necessary to reduce their respective Class Certificate Balances to their respective Planned Principal Balances for such Distribution Date;

               (F) sequentially, (a) concurrently, 3.5570795933% to the Class A-7-2 Component, 64.6423346696% to the Class A-10
                    Certificates and 31.8005857370% to the Class A-8 Certificates, (b) concurrently, 3.5570795933% to the Class A-7-2 Component, 64.6423346696% to the Class A-10
                    Certificates and 31.8005857370% to the Class A-9 Certificates, (c) concurrently, 96.3855420288% to the Class A-11-1 Component and 3.6144579712% to the Class A-12-1 Component, and (d) concurrently, 96.3855420288% to the Class A-11-2 Component and 3.6144579712% to the Class A-12-2 Component, in each case, in an amount up to the amount necessary to reduce the respective Class Certificate Balances and Component Balances thereof to their respective Targeted Principal Balances for such Distribution Date;

               (G) to the Class A-13 Certificates, until the Class Certificate Balance thereof is reduced to zero;

               (H) concurrently, to the Class A-7-2, Class A-11-1 and Class A-12-1 Components and the Class A-8 and Class A-10 Certificates, pro rata based on the then-current respective Component Balances and Class Certificate Balances thereof (except that for purposes of this clause (viii), the Class Certificate Balance of the Class A-8 Certificates will be deemed to be equal to the aggregate of the then-current Class Certificate Balances of the Class A-8 and Class A-9 Certificates), without regard to the respective Targeted Principal Balances thereof and until the Class Certificate Balance of the Class A-8 Certificates is reduced to zero;

               (I) concurrently, to the Class A-7-2, Class A-11-1 and Class A-12-1 Components and the Class A-9 and Class A-10 Certificates, pro rata based on the then-current Component Balances and Class Certificate Balances thereof, without regard to the respective Targeted Principal Balances and until the respective Class Certificate Balances and Component Balances thereof are reduced to zero;

               (J) concurrently, 96.3855420288% to the Class A-11-2 Component and 3.6144579712% to the Class A-12-2 Component, without regard to the Targeted Principal Balances thereof and until the respective Component Balances thereof are reduced to zero;

               (K) to the Class A-1 Certificates, without regard to the Planned Principal Balance thereof and until the Class Certificate Balance thereof is reduced to zero;

               (L) concurrently, to the Class A-2 Certificates and the Class A-7-1 Component, pro rata based on the respective original Class Certificate Balance and Component Balance thereof, without regard to the respective Targeted Principal Balance thereof and until the Class Certificate Balance and Component Balance thereof are reduced to zero;

               (M) sequentially, to the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in that order, without regard to their respective Planned Principal Balances and until the respective Class Certificate Balances thereof are reduced to zero;

               (N) concurrently, to the Class A-11-4 and Class A-12-4 Components, pro rata based on the respective original Component Balances thereof, until the respective Component Balances thereof are reduced to zero.

                    (iv) concurrently to the related Principal Only Classes, pro rata based on the respective initial Component Balances, any Class PO Deferred Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount for the related Loan Group for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and
               (ii) then (iii) of the definition of Subordinated Principal Distribution Amount);

               (2) With respect to the Available Funds for Loan Group Two on each Distribution Date and Remaining Available Funds for Loan Group One, the Trustee shall, to the extent on deposit therein, withdraw such funds from the Distribution Account and apply such funds on the Senior Certificates in Certificate Group Two, in the following order and priority and, in each case, to the extent of such funds remaining:

                    (i) concurrently, to each interest-bearing Class of Senior
               Certificates an amount allocable to interest equal to the related Class Optimal Interest Distribution Amount, any shortfall being allocated among such Classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall;

                    (ii) to each Class of Senior Certificates concurrently as
               follows:

                         (x) to the Class PO-2 Certificates, an amount up to the
                    related PO Formula Principal Amount, until the Class Certificate Balance thereof is reduced to zero;

                         (y) to the Class A-14 Certificates an amount allocable
                    to principal, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date, until the Class Certificate Balance thereof is reduced to zero.

                    (iii) to the Class PO-2 Certificates, any Class PO Deferred
               Amount, up to an amount not to exceed the amount calculated pursuant to clause (A) of the definition of the Subordinated Principal Distribution Amount for the related Loan Group for such Distribution Date (with such amount to be allocated first from amounts calculated pursuant to (A)(i) and (ii) then (iii) of the definition of Subordinated Principal Distribution Amount).

               (3) On each Distribution Date, Available Funds from both Loan Groups remaining after making the distributions described in 4.02 (a)
          (1) and 4.02 (a) (2) above, will be, subject to paragraph (e) below, distributed to the Subordinated Certificates in the following order and priority and, in each case, to the extent of such funds remaining:

                    (A) to the Class B-1 Certificates, an amount allocable to
               interest equal to the Class Optimal Interest Distribution Amount for such Distribution Date;

                    (B) to the Class B-1 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (C) to the Class B-2 Certificates, an amount allocable to
               interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (D) to the Class B-2 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (E) to the Class B-3 Certificates, an amount allocable to
               interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (F) to the Class B-3 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero;

                    (G) to the Class B-4 Certificates, an amount allocable to
               interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (H) to the Class B-4 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I) to the Class B-5 Certificates, an amount allocable to
               interest equal to the amount of the Class Optimal Interest Distribution Amount for such Class for such Distribution Date;

                    (J) to the Class B-5 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K) to the Class B-6 Certificates, an amount allocable to
               interest equal to the Class Optimal Interest Distribution Amount for such Class for such Distribution Date; and

                    (L) to the Class B-6 Certificates, an amount allocable to
               principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof is reduced to zero.

               (iv) to the Class A-R Certificates, any remaining funds.

On any Distribution Date, amounts distributed in respect of Class PO Deferred Amounts will not reduce the Class Certificate Balance or Component Balance of any Principal Only Class.

          On any Distribution Date, to the extent an Amount Available for Senior Principal is insufficient to make the full distribution required to be made pursuant to Section 4.02(a)(1)(iii)(x) or (2)(ii)(x) above, (A) the amount distributable on the related Principal Only Classes in respect of principal shall be equal to the product of (1) the applicable Amount Available for Senior Principal and (2) a fraction, the numerator of which is the applicable PO Formula Principal Amount and the denominator of which is the sum of the applicable PO Formula Principal Amount and the applicable Senior Principal Distribution Amount and (B) the amount distributable on the Senior Certificates, other than the related Principal Only Classes, in respect of principal shall be equal to the product of (1) the applicable Amount Available for Senior Principal and (2) a fraction, the numerator of which is the applicable Senior Principal Distribution Amount and the denominator of which is the sum of the applicable Senior Principal Distribution Amount and the applicable PO Formula Principal Amount.

          (b) On each Distribution Date prior to the Accrual Termination Date, each Accrual Amount for such Distribution Date shall not (except as provided in the last sentence of this paragraph ) be distributed as interest with respect to the related Accrual Class but shall instead be added to the Class Certificate Balance or Component Balance thereof on the related Distribution Date. With respect to any Distribution Date prior to the Accrual Termination Date on which principal payments on an Accrual Class are distributed pursuant to Section 4.02(a)(1)(iii)(y), the applicable Accrual Amount shall be deemed to have been added on such Distribution Date to the Class Certificate Balance or Component Balance (and included in the amount distributable on the related Senior Certificates pursuant to Section 4.02(a)(1)(iii)(y) for such Distribution Date) and the related distribution thereon shall be deemed to have been applied concurrently towards the reduction of all or a portion of the amounts so added and, to the extent of any excess, towards the reduction of the Class Certificate Balance or Component Balance of the applicable Accrual Class immediately prior to such Distribution Date.

          (c) On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth in Section 4.02(a)(1)(iii)(y), the portion of Available Funds for Loan Group One and Remaining Available Funds for Loan Group Two available to be distributed as principal of the related Senior Certificates shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

          (d) On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimal Interest Distribution Amount for each Class of Senior Certificates and Component in a Certificate Group and each Class of Subordinated Certificates for such Distribution Date shall be reduced with respect to each Loan Group by (i) the related Class' or Component's pro rata share of Net Prepayment Interest Shortfalls for such Loan Group based (x) with respect to a Class of Senior Certificates and Component, the related Class Optimal Interest Distribution Amount and, (y) with respect to a Class of Subordinated Certificates on and prior to a Senior Termination Date for the related Certificate Group, the Assumed Interest Amount or after such Senior Termination Date, the related Class Optimal Interest Distribution Amount without taking into account such Net Prepayment Interest Shortfalls, (ii) the related Class' Allocable Share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Coverage Termination Date, with respect to each Mortgage Loan in the related Loan Group that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month's interest at the related Adjusted Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

          (e) Notwithstanding the priority and allocation contained in Section 4.02(a)(3), if with respect to any Class of Subordinated Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinated Certificates which have a higher numerical Class designation than such Class (the "Applicable Credit Support Percentage") is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "Restricted Classes") and the amount of such Principal Prepayments otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinated Certificates having lower numerical Class designations than such Class, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 4.02(a)(3).

          SECTION 4.03. ALLOCATION OF REALIZED LOSSES.

          (a) On or prior to each Determination Date, each Master Servicer shall determine the total amount of Realized Losses, including Excess Losses on the related Mortgage Loans, with respect to the related Distribution Date.

          Realized Losses with respect to any Distribution Date shall be allocated as follows:

          (i) the applicable PO Percentage of any Realized Loss, including any Excess Loss, shall be allocated to the related Principal Only Classes until the Class Certificate Balance or Component Balance thereof is reduced to zero; provided, however, that any Realized Loss, other than an Excess Loss, otherwise allocable to the Class A-11-6 Component shall instead be allocated to the Class A-12-6 Component until the Component Balance thereof is reduced to zero; and

          (ii)(1) the applicable Non-PO Percentage of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinated Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinated Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates in the Certificate Group related to the Loan Group that experienced such Realized Loss (other than the Notional Amount Classes and the related Principal Only Classes), pro rata on the basis of their respective Class Certificate Balances or, in the case of an Accrual Class, on the basis of the lesser of the Class Certificate Balance or Component Balance, as applicable, and the initial Class Certificate Balance or Component Balance thereof, in each case immediately prior to the related Distribution Date until the Class Certificate Balances thereof have been reduced to zero; provided, however, that any Realized Loss, other than an Excess Loss, otherwise allocable to the Class A-11 Certificates shall instead be allocated to the Class A-12 Certificates until the Class Certificate Balance thereof is reduced to zero.

          (2) the applicable Non-PO Percentage of any Excess Losses on the Mortgage Loans in a Loan Group shall be allocated to the related Senior Certificates (other than the Notional Amount Classes and the related Principal Only Classes) and the Subordinated Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Certificate Balances or, in the case of an Accrual Class, on the basis of the lesser of the Class Certificate Balance or Component Balance, as applicable, and the initial Class Certificate Balance or Component Balance thereof, in each case immediately prior to such Distribution Date and, with respect to each Class of Subordinated Certificates, the applicable Assumed Balance for each such Class relating to the Loan Group in which such Realized Loss occurs; provided, however, on any Distribution Date after a Senior Termination Date for a Certificate Group, such Excess Losses on the Mortgage Loans in the related Loan Group will be allocated to the Subordinated Certificates on the basis of their respective Class Certificate Balances and to the remaining Senior Certificates.

          (b) The Class Certificate Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the sum of (i) the amount of any payments on the Principal Only Classes in respect of Class PO Deferred Amounts and (ii) the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Pool Stated Principal Balance for the following Distribution Date.

          (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 4.03(a) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

          (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 4.03(a) or (b) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be.

          SECTION 4.04. MONTHLY STATEMENTS TO Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, each Master Servicer and the Depositor a statement setting forth with respect to the related distribution:

               (i) the amount thereof allocable to principal for each Certificate Group, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount thereof allocable to interest for each Certificate Group, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance and each Loan Group Balance for the following Distribution Date;

               (vi) each Senior Percentage, and Subordinated Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fees paid to or retained by the Master Servicers and Servicers with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

               (x) the number and aggregate principal amounts of Mortgage Loans by Loan Group (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and
          (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xii) the total number and principal balance of any REO Properties by Loan Group (and market value, if available) as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xiii) each Senior Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses by Loan Group incurred during the preceding calendar month; and

               (xv) the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information provided by each Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.04 to each Rating Agency.

          (c) No later than one Business Day following each Determination Date, each Master Servicer shall deliver to the Trustee (which delivery may be by electronic data transmission) a report in substantially the form set forth as
Schedule VI hereto.

          (d) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.05. DETERMINATION OF PASS-THROUGH RATES FOR COFI
                        CERTIFICATES.

          The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in the table relating to the Certificates in the Preliminary Statement.

          Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

          Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

          On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

          With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as follows:

               (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

               (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.06.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          SECTION 4.06. DETERMINATION OF PASS-THROUGH RATES FOR LIBOR
                        CERTIFICATES.

          On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

          LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

               (a) If on any interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

               (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

               (c) If on any interest Determination Date the trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date, or, in the case of the first Interest Determination Date, the Initial LIBOR Rate.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for
(i) the selection of any Reference Bank for purposes of determining LIBOR or
(ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

          In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                                    ARTICLE V

                                THE CERTIFICATES

          SECTION 5.01. THE CERTIFICATES.

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 hereof respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Classes, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02. CERTIFICATE REGISTER; REGISTRATION OF TRANSFER AND
                        EXCHANGE OF CERTIFICATES.

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, countersign, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit J-1 or J-2 as applicable (the "Transferor Certificate") and
(i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and MMC shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, each Seller and each Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to
Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is a Book-Entry Certificate, in the event the representation letter referred to in the preceding sentence is not so furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "TRANSFER AFFIDAVIT") (in the event such Residual Certificate is a Private Certificate) of the initial owner or the proposed transferee in the form attached hereto as
          Exhibit I.

               (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) (in the event such Residual Certificate is a Private Certificate) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter (in the event such Residual Certificate is a Private Certificate). The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully- registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicers, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          SECTION 5.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. PERSONS DEEMED OWNERS.

          Each Master Servicer, the Trustee and any agent of either Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicers, the Trustee nor any agent of the Master Servicers or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND
                        ADDRESSES.

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the applicable Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06. MAINTENANCE OF OFFICE OR AGENCY.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its affiliate, Bankers Trust Company, Four Albany Street, New York, New York 10006 for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICERS

          SECTION 6.01. RESPECTIVE LIABILITIES OF THE DEPOSITOR AND THE MASTER SERVICERS.

          The Depositor and each Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02. MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE MASTER
                        SERVICERS.

          The Depositor and each Master Servicer will each keep in full effect its existence, rights and franchises as a corporation or association under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or a Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or a Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or a Master Servicer, shall be the successor of the Depositor or the applicable Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, HOWEVER, that the successor or surviving Person to the applicable Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          SECTION 6.03. LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SELLERS,
                        THE MASTER SERVICERS AND OTHERS.

          None of the Depositor, either Seller, either Master Servicer or any of the directors, officers, employees or agents of the Depositor, either Seller or either Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Depositor, either Seller, either Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, either Seller, either Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, each Seller, each Master Servicer and any director, officer, employee or agent of the Depositor, each Seller or each Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Seller, each Master Servicer and any director, officer, employee or agent of the Depositor, each Seller or each Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, either Seller or either Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that any of the Depositor or either Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, and the applicable Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04. LIMITATION ON RESIGNATION OF MASTER SERVICERS.

          Each Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment by the Depositor of a successor servicer reasonably satisfactory to the Trustee and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the applicable Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the applicable Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01. EVENTS OF DEFAULT.

          "Event of Default," wherever used herein, means any one of the following events as it relates to a particular Master Servicer:

               (i) any failure by the applicable Master Servicer to deposit in the related Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the applicable Master Servicer by the Trustee or the Depositor or to the applicable Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

               (ii) any failure by the applicable Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the applicable Master Servicer by the Trustee or the Depositor, or to the applicable Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the applicable Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the applicable Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the applicable Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the applicable Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) so long as MMC is a Seller, any failure by MMC, as Seller, to observe or perform in any material respect any other of the covenants or agreements on the part of MMC, as Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to MMC, as Seller by the Trustee or the Depositor, or to MMC, as Seller and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

               (vii) any failure of the applicable Master Servicer to make any Advance in the manner and at the time required to be made pursuant to
          Section 4.01 which continues unremedied for a period of one Business Day after the date of such failure.

          If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the applicable Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the applicable Master Servicer under this Agreement and in and to the related Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the applicable Master Servicer and the Depositor, terminate all of the rights and obligations of the applicable Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the applicable Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in clause (vii) hereof subject to Section
3.04 hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the applicable Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of MMC to pay amounts owed pursuant to Article VIII. Each Master Servicer agrees to cooperate with the Trustee in effecting the termination of such Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. TRUSTEE TO ACT; APPOINTMENT OF Successor.

          On and after the time a Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, subject to and to the extent provided in Section 3.04, be the successor to such Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Master Servicer by the terms and provisions hereof and applicable law including the obligation, if any, to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the applicable Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if such Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to a Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the applicable Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the applicable Master Servicer hereunder. Any successor to a Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the applicable Master Servicer (other than liabilities of the applicable Master Servicer under Section
6.03 hereof incurred prior to termination of the applicable Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to a Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of the servicing compensation permitted the applicable Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the applicable Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to a Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that each Master Servicer is required to maintain pursuant to Section 6.05.

          SECTION 7.03. NOTIFICATION TO CERTIFICATEHOLDERS.

          (a) Upon any termination of or appointment of a successor to a Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          SECTION 8.01. DUTIES OF TRUSTEE.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; PROVIDED, HOWEVER, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; PROVIDED, HOWEVER, that:

               (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

               (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          SECTION 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE.

          Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

               (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

               (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

               (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

               (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

               (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

               (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the applicable Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and counter-signature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or either Master Servicer of any funds paid to the Depositor or either Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the applicable Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04. TRUSTEE MAY OWN CERTIFICATES.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05. TRUSTEE'S FEES AND EXPENSES.

          The Trustee shall be entitled to the Trustee Fee on each Distribution Date, as compensation for its activities hereunder. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by MMC and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the [Master Servicer]. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, MMC covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee or Tax Matters Person or for any other expenses.

          SECTION 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or either Master Servicer and its affiliates; PROVIDED, HOWEVER, that such entity cannot be an affiliate of either Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07.RESIGNATION AND REMOVAL OF TRUSTEE.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor and each Master Servicer and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section
8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to each Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to each Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08. SUCCESSOR TRUSTEE.

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and each Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, each Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09. MERGER OR CONSOLIDATION OF TRUSTEE.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the applicable Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the applicable Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing with respect to such Master Servicer, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) To the extent necessary to effectuate the purposes of this
          Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

               (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

               (iv) MMC, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co- trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to each Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11. TAX MATTERS.

          It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;
(c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption (as defined in the Prospectus Supplement); (e) provide in the manner described in treasury regulation 1.860E-2(a)(8) or any successor regulation thereto information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass- through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions;
(g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon the REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) MMC, in the case of any such minimum tax, or the applicable Master Servicer if such tax arises out of or results from a breach by the applicable Master Servicer of any of its obligations under this Agreement, (iii) the applicable Seller, if any such tax arises out of or results from such Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or
2.03 or (iv) in all other cases, or in the event that the Trustee, the applicable Master Servicer or the applicable Seller fails to honor its obligations under the preceding clauses (i),(ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.08(b).

          SECTION 8.12. PERIODIC FILINGS.

          Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in connection with this Agreement (other than any such reports due as a result of the original issuance of the Certificates). In connection with the preparation and filing of such periodic reports, the Depositor and MMC shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.01. TERMINATION UPON LIQUIDATION OR PURCHASE OF ALL MORTGAGE
                        LOANS.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, each Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by MMC of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by MMC at the expense of MMC and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date. The right to purchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Stated Principal Balance, at the time of any such repurchase, aggregating less than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

          SECTION 9.02. FINAL DISTRIBUTION ON THE CERTIFICATES.

          If on any Determination Date, MMC determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, MMC shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If MMC elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, MMC shall notify the Depositor and the Trustee of the date MMC intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given to the extent reasonably practicable by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and no later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. MMC will give such notice to each Rating Agency and Norwest at the time such notice is given to Certificateholders.

          In the event such notice is given, each Master Servicer shall cause all funds in the related Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to MMC the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 4.02 hereof, on the final Distribution Date, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus (a) accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest bearing Certificate, and (b) any Class PO Deferred Amounts in the case of the Principal Only Classes and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03. ADDITIONAL TERMINATION REQUIREMENTS.

          (a) In the event MMC exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of MMC, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) Within 90 days prior to the final Distribution Date set forth in the notice given by MMC under Section 9.02, MMC shall prepare and the Trustee, at the expense of the "tax matters person," shall adopt a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

               (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to MMC for cash in accordance with Section 9.01.

          (b) The Trustee as agent for any REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of MMC, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by MMC.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize MMC to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          SECTION 10.01. AMENDMENT.

          This Agreement may be amended from time to time by the Depositor, each Master Servicer, each Seller and the Trustee without the consent of any of the Certificateholders to cure any ambiguity or defect, or to correct or supplement any provisions herein, (including to give effect to the expectations of investors), or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; PROVIDED that such action shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; PROVIDED, HOWEVER, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, each Seller and each Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of any REMIC hereunder as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC hereunder pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, each Master Servicer, each Seller and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or
(iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC hereunder or the Certificateholders or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

          SECTION 10.02. RECORDATION OF AGREEMENT; COUNTERPARTS.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by MMC at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. GOVERNING LAW.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. INTENTION OF PARTIES.

          It is the express intent of the parties hereto that the conveyance of the Trust Fund by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          SECTION 10.05. NOTICES.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               1. Any material change or amendment to this Agreement;

               2. The occurrence of any Event of Default that has not been cured;

               3. The resignation or termination of a Master Servicer or the Trustee and the appointment of any successor;

               4. The repurchase or substitution of Mortgage Loans pursuant to
          Section 2.03; and

               5. The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

               1. Each report to Certificateholders described in Section 4.04;

               2. Each annual statement as to compliance described in Section 3.16;

               3. Each annual independent public accountants' servicing report described in Section 3.17; and

               4. Any notice of a purchase of a Mortgage Loan pursuant to
          Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Mellon Residential Funding Corporation, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, Attention: Stephen Cobain ,
(b) in the case of either Master Servicer, Mellon Mortgage Company, 3100 Travis, Houston, Texas 77006, Attention: _____________ or Norwest Bank Minnesota, N.A. 11000 Broken Land Parkway, Columbia, Maryland 21044 Attention: Master Servicing, Mellon Residential Funding Corporation, Mortgage Pass-Through Certificates, Series 1998-2, or such other address as may be hereafter furnished to the Depositor and the Trustee by the applicable Master Servicer in writing, (c) in the case of the Trustee, at the Corporate Trust Office, or such other address as the Trustee may hereafter furnish to the Depositor and each Master Servicer, and
(d) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. SEVERABILITY OF PROVISIONS.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. ASSIGNMENT.

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by either Master Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. INSPECTION AND AUDIT.

          Each Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer or Servicer, as applicable, to permit any representative of the Depositor or the Trustee during the applicable Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision each Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the applicable Master Servicer or the related Subservicer, or Servicer, as applicable.

          SECTION 10.10. CERTIFICATES NONASSESSABLE AND FULLY PAID.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                                   * * * * * *

          IN WITNESS WHEREOF, the Depositor, the Trustee, the Sellers and the Master Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                  MELLON RESIDENTIAL FUNDING CORPORATION,
                                     as Depositor



                                  By:_______________________________________
                                     Name:
                                     Title:


                                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                    as Trustee


                                  By:_______________________________________
                                     Name:
                                     Title:


                                  MELLON MORTGAGE COMPANY,
                                     as Seller and Master Servicer


                                  By:_______________________________________
                                     Name:
                                     Title:


                                  BEAR STEARNS MORTGAGE CAPITAL CORPORATION,
                                     as Seller



                                  By:_______________________________________
                                     Name:
                                     Title:


                                  NORWEST BANK MINNESOTA, National Association,
                                     as Master Servicer


                                  By:_______________________________________
                                     Name:
                                     Title:

                                   SCHEDULE I

                             Mortgage Loan Schedule

                                   SCHEDULE II


                     Mellon Residential Funding Corporation
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

             REPRESENTATIONS AND WARRANTIES OF EACH MASTER SERVICER

          Each of Mellon Mortgage Company and Norwest Bank Minnesota, National Association (each a "Master Servicer") hereby makes the representations and warranties set forth in this Schedule II with respect to itself and the Mortgage Loans master serviced by it to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series.

          (a) MMC Representations

               (1) The Master Servicer is duly and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (2) The Master Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (3) The execution and delivery of the Pooling and Servicing Agreement by the Master Servicer, the master servicing of the Mortgage Loans by the Master Servicer under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

               (4) The Master Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC.

               (5) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

          (b) Norwest Representations

                    (i) it is validly existing and in good standing under the
               laws of the United States of America as a national banking association, and as a Master Servicer has full power and authority to transact any and all business contemplated by the Pooling and Servicing Agreement and to execute, deliver and comply with its obligations under the terms of the Pooling and Servicing Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of Norwest;

                    (ii) the execution and delivery of the Pooling and Servicing
               Agreement by Norwest and its performance and compliance with the terms of the Pooling and Servicing Agreement will not (A) violate Norwest's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which Norwest is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect Norwest's ability to perform its obligations under the Pooling and Servicing Agreement;

                    (iii) the Pooling and Servicing Agreement constitutes,
               assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of Norwest, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                    (iv) Norwest is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance under the Pooling and Servicing Agreement;

                    (v) Norwest is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as a Master Servicer to perform its obligations under the Pooling and Servicing Agreement or that requires the consent of any third person to the execution of the Pooling and Servicing Agreement or the performance by Norwest of its obligations under the Pooling and Servicing Agreement;

                    (vi) no litigation is pending or, to the best of Norwest's knowledge, threatened against Norwest which would prohibit its entering into this Agreement or performing its obligations under the Pooling and Servicing Agreement;

                    (vii) no consent, approval, authorization or order of any
               court or governmental agency or body is required for the execution, delivery and performance by Norwest of or compliance by Norwest with the Pooling and Servicing Agreement or the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

                    (viii) the consummation of the transactions contemplated by the Pooling and Servicing Agreement are in the ordinary course of business of Norwest.

                                  SCHEDULE III

                     Mellon Residential Funding Corporation
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

                  REPRESENTATIONS AND WARRANTIES OF EACH SELLER

          Each of Mellon Mortgage Company and Bear Stearns Mortgage Capital Corporation (each a "Seller") hereby makes the representations and warranties set forth in this Schedule II with respect to itself, to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series.

          (1) The Seller is duly organized as a corporation and is validly existing and in good standing under the laws of the state of its incorporation and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (2) Each Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of such Seller the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (3) The execution and delivery of the Pooling and Servicing Agreement by the Seller, the sale of the Mortgage Loans by such Seller under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

          (4) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

          (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

          (7) The Seller intends to treat the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans for all tax, accounting and regulatory purposes.

                                   SCHEDULE IV

                     Mellon Residential Funding Corporation
                       Mortgage Pass-Through Certificates
                                  Series 1998-2

             REPRESENTATIONS AND WARRANTIES AS TO THE MORTGAGE LOANS

          Each of Bear Stearns Mortgage Capital Corporation and Mellon Mortgage Company ("each, a "Seller") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date but only with respect to the Mortgage Loans being sold by such Seller. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series.

               (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date

               (2) As of the Closing Date, all payments due with respect to each Mortgage Loan prior to the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan has been contractually delinquent for 30 or more days during the twelve months prior to the Cut-off Date.

               (3) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95%.

               (4) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

               (5) Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

               (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

               (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item
          (12) below.

               (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and in good repair.

               (10) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

               (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

               (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph
          (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

               (13) Each Mortgage Loan was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

               (14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (15) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (16) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (17) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

               (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (22) The origination, underwriting and collection practices used by or on behalf of the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

               (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (25) Each Mortgage Loan contains a customary "due on sale" clause.

               (26) None of the Mortgage Loans provides for a prepayment penalty.

               (27) Each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of 80.1% is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. Each such Primary Insurance Policy is issued by a Qualified Insurer. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates either the Mortgagor or the mortgagee thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

               (28) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of
          (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (30) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

               (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (32) Each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

               (33) Each Mortgage Loan is being serviced by MMC or one of the Servicers.

               (34) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

               (35) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (36) Each Mortgage Loan was underwritten in all material respects in accordance with the applicable underwriting guidelines as set forth in the Prospectus Supplement.

               (37) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

               (38) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan and none of the Mortgage Loans are subject to a buydown or similar arrangement.

               (39) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

               (40) The Mortgage Loans were selected from among the outstanding fixed-rate one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Schedule III can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

               (41) Except for 0 Mortgage Loans, each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

               (42) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Lost Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note. A "Lost Mortgage Note" is a Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               (43) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

                                   SCHEDULE V

                           PLANNED BALANCES SCHEDULES

                                   SCHEDULE VI

                     Form of Monthly Master Servicer Report

           [TO BE AGREED UPON BY THE TRUSTEE AND EACH MASTER SERVICER]

                                    EXHIBIT A

                          [FORM OF SENIOR CERTIFICATE]

                                    EXHIBIT B

                       [FORM OF SUBORDINATED CERTIFICATE]

                                    EXHIBIT C

                         [FORM OF RESIDUAL CERTIFICATE]

                                    EXHIBIT D

                                   [RESERVED]

                                    EXHIBIT E

                         [Form of Reverse Certificates]

                                    EXHIBIT F

                                   [RESERVED]

                                    EXHIBIT G

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]


[Master Servicer]


[Seller]


--------------------------

--------------------------

          Re: Pooling and Servicing Agreement among Mellon Residential Funding Corporation, as Depositor, ________________________, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee Mortgage Pass-Through Certificates, Series 199-_
               -----------------------------------------------------------------

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule) it has received:

          (i) the original Mortgage Note endorsed in the following form: "Pay to the order of __________, without recourse"; and

          (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                 BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                    as Trustee


                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                    EXHIBIT H

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                     [date]

[Depositor]

[Master Servicer]

[Seller]

-------------------------

-------------------------


          Re: Pooling and Servicing Agreement among Mellon Residential Funding Corporation, as Depositor , _______________., as Seller and Master Servicer and Bankers Trust Company of California, N.A., as Trustee, Mortgage Pass-Through Certificates, Series 199_-_
               -----------------------------------------------------------------

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

          (i) The original Mortgage Note endorsed in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

          (ii) The original recorded Mortgage.

          (iii) A duly executed assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

          (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

          (v) The original or copies of each assumption, modification, written assurance or substitution agreement.

          (vi) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi), and (xi) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                 BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                                    as Trustee


                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________

                                    EXHIBIT I

                               TRANSFER AFFIDAVIT

                     Mellon Residential Funding Corporation
                       Mortgage Pass-Through Certificates
                                  Series 199 -_

STATE OF                            )
                                    )   ss.:
COUNTY OF                           )

          The undersigned, being first duly sworn, deposes and says as follows:

          a. The undersigned is an officer of , the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among Mellon Residential Funding Corporation, as depositor (the "Depositor"), ________________, as seller and master servicer and Bankers Trust Company of California, N.A.,, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          b. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

          c. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

          d. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          e. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

          f. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

          g. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

          h. The Transferee's taxpayer identification number is .

          i. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

          j. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          k. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                                      * * *

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day of , 19 .

                                          ---------------------------------
                                          PRINT NAME OF TRANSFEREE


                                         By: ______________________________
                                             Name:
                                             Title:


[Corporate Seal]

ATTEST:

[Assistant] Secretary

          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this day of , 19 .


                                         NOTARY PUBLIC


                                         My Commission expires the      day
                                         of                 , 19  .

                                                                EXHIBIT 1
                                                                to EXHIBIT I

                               CERTAIN DEFINITIONS

          "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (or other entity treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court in the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

          "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                     EXHIBIT 2
                                                                  to EXHIBIT I

                        SECTION 5.02(C) OF THE AGREEMENT

          (a) Each Person who has or who acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Class A-R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class A-R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as
          Exhibit I.

               (iii) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class A-R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class A-R Certificate and (C) not to Transfer its Ownership Interest in a Class A-R Certificate or to cause the Transfer of an Ownership Interest in a Class A- R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class A-R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class A-R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class A-R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class A-R Certificate to any Holder who is not a Permitted Transferee.

                                                                   EXHIBIT J-1

                         FORM OF TRANSFEROR CERTIFICATE
                              (Private Certificate)

                                                         ---------------------
                                                         Date

Mellon Residential Funding Corporation
One Mellon Bank Center
500 Grant Street, Room 410
Pittsburgh, PA  15258
Attention:

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, CA 92614 Attention:


               Re: Mellon Residential Funding Corporation Mortgage Pass-Through Certificates, SERIES 199 -_, CLASS ,
                    ------------------------------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act.

                                           Very truly yours,


                                           --------------------------
                                           Print Name of Transferor


                                           By:  ______________________
                                                Authorized Officer

                                                                   EXHIBIT J-2

                         FORM OF TRANSFEROR CERTIFICATE
                                   (Class A-R)

                                                         ---------------------
                                                         Date

Mellon Residential Funding Corporation
One Mellon Bank Center
500 Grant Street, Room 410
Pittsburgh, PA  15258
Attention:

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, CA 92614 Attention:

           Re:      Mellon Residential Funding Corporation
                    Mortgage Pass-Through Certificates,
                    SERIES 199_, CLASS A-R CERTIFICATES
                    ---------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that we have no knowledge the Transferee is not a Permitted Transferee.

                                        Very truly yours,


                                        --------------------------
                                        Print Name of Transferor


                                        By:  ______________________
                                             Authorized Officer

                                                                     EXHIBIT K

                    FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                   ---------------------------
                                                   Date

Mellon Residential Funding Corporation
One Mellon Bank Center
500 Grant Street, Room 410
Pittsburgh, PA  15258
Attention:

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, CA 92614 Attention:

              Re:    Mellon Residential Funding Corporation
                     Mortgage Pass-Through Certificates,
                     SERIES 199 -_, CLASS
                     --------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        --------------------------
                                        Print Name of Transferor


                                        By:  ______________________
                                             Authorized Officer

                                                                     EXHIBIT L

                            FORM OF RULE 144A LETTER

                                                      ------------------------
                                                      Date

Mellon Residential Funding Corporation
One Mellon Bank Center
500 Grant Street, Room 410
Pittsburgh, PA  15258
Attention:

Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine, CA 92614 Attention:

            Re:    Mellon Residential Funding Corporation
                   Mortgage Pass-Through Certificates,
                   SERIES 199 -_, CLASS
                   ---------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement, nor are we using the assets of any such plan or arrangement to effect such acquisition or (ii) we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates are covered under PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis either at least $100,000 in securities or, if Buyer is a dealer, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___ BANK. The Buyer (a) is a national bank or ---- banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

          ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

          ___  BROKER-DEALER. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

          ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ INVESTMENT ADVISOR. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          ___ SMALL BUSINESS INVESTMENT COMPANY. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___ BUSINESS DEVELOPMENT COMPANY. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority- owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                      ---------------------------------------
                                      Print Name of Buyer


                                      By: -----------------------------------
                                          Name:
                                          Title:


                                      Date: -----------------------

                                                          ANNEX 2 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                         ---------------------------
                                         Print Name of Buyer or Adviser


                                         By:  ____________________________
                                              Name:
                                              Title:


                                         IF AN ADVISER:



                                         -------------------------------------
                                         Print Name of Buyer


                                         Date: _________________

                                    EXHIBIT M

                               REQUEST FOR RELEASE
                                  (for Trustee)

                     MELLON RESIDENTIAL FUNDING CORPORATION.
                       Mortgage Pass-Through Certificates
                                  Series 199 -_

LOAN INFORMATION

          Name of Mortgagor:      --------------------------------------------

          Servicer
          Loan No.:               --------------------------------------------

TRUSTEE

          Name:                   --------------------------------------------

          Address:                --------------------------------------------

                                  --------------------------------------------

          Trustee                 --------------------------------------------

          Mortgage File No.:      --------------------------------------------

          The undersigned Master Servicer hereby acknowledges that it has received from Bankers Trust Company of California, N.A., as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, ________________., as Seller and Master Servicer and Mellon Residential Funding Corporation., as Depositor.

          (   )     Mortgage Note dated , 19 , in the ------------ -- original principal sum of $ , made by ---------- . payable to, or endorsed to the order of, the Trustee.

          (   )     Mortgage recorded on as instrument ----------------- no.
                    in the County Recorder's Office of the County of , State of in book/reel/docket of official records at page/image .

          (   )     Deed of Trust recorded on                    as
                    instrument no. in the County ----------------- Recorder's
                    Office of the County of , ---------------- State of in book/reel/docket --------------- of official records at page/image .

          (   )     Assignment of Mortgage or Deed of Trust to the
                    Trustee, recorded on as instrument no. ------------ in the County Recorder's Office of ------------ the County of ,
                    State of ---------- in book/reel/docket of official
                    --------------- records at page/image . ---------------

          (   )     Other documents, including any amendments, assignments
                    or other assumptions of the Mortgage Note or Mortgage.

                    ( )
                          -----------------------------------------------------

                    ( )
                          -----------------------------------------------------

                    ( )
                          -----------------------------------------------------

                    ( )
                          -----------------------------------------------------

          The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                  ---------------------------------


                                  By ______________________________


                                  Its ______________________________


Date: ______________, 19__

                                    EXHIBIT N

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Bankers Trust Company of California, N.A.    Attn: Mortgage Custody
                                                         Services

       Re:    The Pooling & Servicing Agreement dated ________
              among _____________,   as Seller and as Master
              Servicer, Mellon Residential Funding Corporation, as DEPOSITOR, AND BANKERS TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE
              -------------------------------------------------

Ladies and Gentlemen:

          In connection with the administration of the Mortgage Loans held by you as Trustee for Mellon Residential Funding Corporation, we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account#:                                   Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

          1. Mortgage Loan paid in full (__________________hereby certifies that all amounts have been received.)

          2. Mortgage Loan Liquidated (__________________. hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

          3.   Mortgage Loan in Foreclosure.

          4. Repurchased Mortgage Loan (Seller hereby certifies that the Purchase Price has been deposited in the Certificate Account.)

          5. Deleted Mortgage Loan (the Seller hereby certifies that the related Substitute Mortgage Loan meets the criteria of a Substitute Mortgage Loan and any Substitution Adjustment Amount has been deposited in the Certificate Account.)

          6.   Other (explain):

          If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                  ----------------------------------.

                                  -----------------------------------.

                                  ------------------------------------


By:  __________________________________
Name: _________________________________
Title: ________________________________
Date: _________________________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGMENT OF RECEIPT


By:  _________________________________
Name: ________________________________
Title: _______________________________
Date: ________________________________